Exhibit 10.10



                                BIOMERICA, INC.


                            STOCK PURCHASE AGREEMENT



                                 350,000 SHARES

                                       OF

                                  COMMON STOCK

                               TABLE OF CONTENTS
                               -----------------


1.   PURCHASE AND SALE OF SHARES
     1.1  Transfer of Shares
     1.2  Purchase Price

2.   CLOSING
     2.1  Time
     2.2  Deliveries at and Following the Closing

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     3.1  Organization, Standing and Power
     3.2  Capitalization
     3.3  Authorization
     3.4  Valid Issuance of Common Stock
     3.5  Litigation
     3.6  Employment; No Conflicting Agreements
     3.7  SEC Documents; the Company's Financial Statements
     3.8  Disclosure
     3.9  Regulatory Compliance
     3.10 Regulatory Proceedings, Investigations and Inquiries

4.   REPRESENTATIONS AND WARRANTIES OF BUYER
     4.1  Authority
     4.2  No Violation of Agreements
     4.3  Purchase Entirely for Own Account
     4.4  Disclosure of Information
     4.5  Accredited Investor
     4.6  Investment Experience
     4.7  Restricted Securities
     4.8  Legends

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
     5.1  Purchase Price
     5.2  Accuracy of Representations and Warranties
     5.3  Performance of Agreements

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
     6.1  Accuracy of Representations and Warranties
     6.2  Performance of Agreements
     6.3  No Adverse Events

7.   PIGGYBACK REGISTRATION RIGHTS
     7.1  Piggyback Registration
     7.2  Sales Commissions and Other Charges

8.   CONDITION SUBSEQUENT

9.   MISCELLANEOUS
     9.1  Expenses and Taxes
     9.2  Entire Agreement; Modifications; Waiver
     9.3  Survival of Representations, Warranties and Covenants
     9.4  Further Assurances
     9.5  Captions
     9.6  Section References
     9.7  Counterparts
     9.8  Successors and Assigns
     9.9  Parties in Interest
     9.10 Notices
     9.11 Law Governing



INDEX OF SCHEDULES AND EXHIBITS
-------------------------------

Schedule 3.2   Capitalization
Schedule 3.5   Litigation
Exhibit A      Form of Investor Questionnaire

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (this "Agreement") is made and entered into as of June 11, 1999, by and between Biomerica, Inc., a Delaware corporation (the "Company"), RidgeRose Capital Partners, LLC, ("Buyer"), and Zachary Irani and Janet Moore (collectively the "Shareholders").

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to sell and issue 350,000 shares of the Company's common stock (the "Shares") to Buyer upon the terms and conditions hereinafter set forth; and

     WHEREAS, Buyer desires to purchase the Shares from the Company upon the terms and conditions hereinafter set forth;

     WHEREAS, the Buyer and the Shareholders desire to set forth certain agreements with respect to the voting of their respective shares of the Company's common stock.

     NOW, THEREFORE, in consideration of the covenants, agreements and considerations herein contained, the Company and Buyer agree as follows:

1.   PURCHASE AND SALE OF SHARES
     ---------------------------

     1.1    Transfer of Shares.  Subject to the terms and conditions hereof,
            ------------------
the Company agrees to sell to Buyer, and Buyer agrees to purchase from the Company, the Shares. At the "Closing" (as hereinafter defined) the Company shall deliver to Buyer the stock certificate(s), in the name of Buyer or its nominee, representing the Shares free and clear of any claims, liens, restrictions on transfer (except as provided in Section 4.7 below) or voting or encumbrances with respect thereto.

     1.2    Purchase Price.  As full consideration for the sale of the Shares
            --------------
to Buyer, Buyer has agreed to pay Five Dollars ($5.00) per share and shall deliver to the Company at the Closing by wire transfer of immediately available funds to such account as the Company shall designate the sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) (the "Purchase Price").

2.   CLOSING
     -------

     2.1    Time.  The purchase and sale of the Shares shall take place on June
            ----
11, 1999 (the "Closing") at the offices of Jeffers, Wilson, Shaff & Falk, LLP located at 18881 Von Karman Avenue, Suite 1400, Irvine, California 92612, or such other location as the parties may individually agree.

     2.2    Deliveries at and Following the Closing.  At the Closing, the
            ---------------------------------------
parties hereto shall deliver all share certificates, consents, funds, assignments and other instruments and documents provided for in this Agreement. In addition, the Company agrees to execute and deliver all instruments and documents and perform all other acts which may be reasonably required or appropriate in order to further effect or perfect the sale and transfer of the Shares and the consummation of the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     ---------------------------------------------

     Except as set forth below, the Company makes no representations or warranties of any nature or kind.


     3.1    Organization, Standing and Power.  The Company is a corporation
            --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     3.2    Capitalization.  The authorized capital stock of the Company
            --------------
consists of 10,000,000 shares of common stock, of which, as of the date indicated on the capitalization table included on Schedule 3.2 hereto, there are 4,110,195 shares of common stock issued and outstanding. As of the date hereof, there are no warrants, options, calls, commitments, or other rights to subscribe for or to purchase from the Company any capital stock of the Company or any securities convertible into or exchangeable for any shares of the Company, or any other securities or agreements pursuant to which the Company is or may become obligated to sell, transfer or deliver any capital stock except as set forth in Schedule 3.2 hereto. The Company is not a party to any voting trust agreements or understandings with respect to the voting common stock of the Company.

     3.3    Authorization.
            -------------

            3.3.1 The Company has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby.

            3.3.2 This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

            3.3.3 The execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated hereby by the Company in accordance with the terms hereof shall not conflict with or result in a breach of, violation of, or default under, (or constitute an event that with notice, lapse of time, or both, would constitute a breach or default under) or result in the termination of, or accelerate the performance required by, or result in the creation of any liens or other encumbrances upon any of the properties or assets of the Company under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws, any provision of the laws of the State of California or the State of Incorporation, or any note, bond, mortgage, indenture, deed of trust, license, lease, credit agreement or other agreement, document, instrument or obligation to which the Company is a party or by which any of its assets or properties are bound.

            3.3.4 Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions, contemplated hereunder by the Company will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to the Company or its assets or properties.

            3.3.5 Except as referenced in Section 4.7 of this Agreement, no consent, approval, authorization, order, registration, qualification or filing of or with any court or any regulatory authority or any other governmental body is required for the consummation by the Company of the transactions contemplated by this Agreement.

     3.4    Valid Issuance of Common Stock.
            ------------------------------

            3.4.1 The Shares being purchased by the Buyer hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

            3.4.2 The outstanding shares of the Company's common stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

            3.4.3. The Company has full power, right and authority to transfer, convey and sell to Buyer at the Closing the Shares and upon consummation of the transactions contemplated by this Agreement, Buyer will have acquired good and marketable title to the Shares, free and clear of claims, liens, restrictions on transfer (except as provided in Section 4.7 below) or voting or encumbrances.

     3.5    Litigation.  Except as referred to in the SEC Documents, or as
            ----------
disclosed in Schedule 3.5, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that would reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder. Except as referred to in the Company's SEC Documents, neither the Company nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder.

     3.6    Employment; No Conflicting Agreements.
            -------------------------------------

            3.6.1 None of the officers of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other oral or written agreement, or subject to any judgment, decree or order of any court, administrative or governmental agency, that would conflict with his or her obligation to use his or her best efforts to promote the Company's business as currently conducted and proposed to be conducted.

            3.6.2 Neither the execution and delivery of this Agreement, nor the carrying on of the Company's business as employees by such persons as such business is currently conducted and proposed to be conducted, will conflict with or result in the breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, agreement or instrument under which any of the officers or directors of the Company is now obligated.

     3.7    SEC Documents; the Company's Financial Statements.  The Company is
            -------------------------------------------------
a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"), and files annual and periodic reports (the "SEC Documents") with the Securities and Exchange Commission (the "SEC"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, applicable to the Company and to the knowledge of the Company none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. The SEC Documents contain an audited consolidated balance sheet of the Company as of the end of the last completed fiscal year, (the "Balance Sheet") and the related audited consolidated statements of income and cash flow for the year then ended (the "Financials"). The Financials have been prepared in accordance with GAAP applied on a basis consistent through the periods indicated and consistent with each other. The Financials present fairly the consolidated financial condition and operating results and cash flows of the Company and its subsidiaries as of the dates and during the periods indicated therein. Since the date of the Balance Sheet and until the date of this Agreement, there has not occurred any material adverse change in the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     3.8    Disclosure.   Neither this Agreement, nor any of the schedules,
            ----------
attachments, or certificates attached to this Agreement or delivered by the Company at the Closing, contains any untrue statements of material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Company has not disclosed to Buyer, orally or in writing, and of which any of the Company's directors or officers are aware, which could reasonably be anticipated to have a material adverse effect, upon the financial condition, operating results or assets, of the Company. Notwithstanding the foregoing, certain information provided by the Company to the Buyer contained statements that are forward-looking, which are covered by the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. The potential risks and uncertainties include, among others, the early stage of the Web as an advertising and electronic commerce medium, the Company's dependence on strategic relationships to drive traffic to its Web site, the Company's ability to develop and integrate new technologies and services into its existing services, and the increased use of the Web for commerce.

     3.9    Regulatory Compliance.  To the best of its knowledge the Company is
            ---------------------
not in violation of any applicable law, regulation, judgment, order or consent decree (of any governmental or non-governmental regulatory or self-regulatory agency or any organized exchange, including without limitation, the SEC, any state or local securities or insurance regulatory body, or the Internal Revenue Service), which violation is likely to have a material adverse effect on the Company's business, financial condition, or this transaction.

     3.10   Regulatory Proceedings, Investigations and Inquiries.  To the best
            ----------------------------------------------------
of its knowledge, the Company has not been the subject of any material regulatory proceeding, examination, investigation or inquiry (known to the Company), including any pending or threatened regulatory proceeding, investigation or inquiry (known to the Company) (including without limitation any by governmental or non-governmental regulatory or self-regulatory agency or any organized exchange) relating to the Company.

4.   REPRESENTATIONS AND WARRANTIES OF BUYER
     ---------------------------------------

     Except as set forth below, Buyer makes no representations or warranties of any nature or kind.

     4.1    Authority.  Buyer has full legal right, power and capacity to enter
            ---------
into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Buyer and is enforceable with respect to Buyer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

     4.2    No Violation of Agreements.  Neither the execution and delivery of
            --------------------------
this Agreement nor the consummation of the transactions contemplated hereunder by Buyer will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to Buyer or its assets or properties.

     4.3    Purchase Entirely for Own Account.  The Buyer understands that the
            ---------------------------------
Company is making this Agreement with the Buyer in reliance upon the Buyer's representation to the Company, which by the Buyer's execution of this Agreement the Buyer hereby confirms, that the Shares to be received by the Buyer will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Buyer represents that it has full power and authority to enter into this Agreement.

     4.4    Disclosure of Information.  Subject in part to the truth and
            -------------------------
accuracy of the representations and warranties of the Company, the Buyer believes that it has received all the information that it considers necessary or appropriate for deciding whether to purchase the Shares. The Buyer further represents that it has had an opportunity to review the SEC Documents and had sufficient opportunity to ask questions and receive answers from the Company and its directors and officers regarding the terms and conditions of the offering of the Shares and the business and operations of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Buyer to rely thereon.

     4.5    Accredited Investor.  The Buyer acknowledges that the Buyer is an
            -------------------
"accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect. The Buyer represents and warrants that the information the Buyer provided to the Company in the Investor Questionnaire (a form of which is attached hereto as Exhibit "A") is true and correct, and can be relied on by the Company.

     4.6    Investment Experience.  The Buyer acknowledges that it can bear the
            ---------------------
economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

     4.7    Restricted Securities.  The Buyer understands that the Shares it is
            ---------------------
purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, only in certain limited circumstances. In this connection, the Buyer represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act. The Company shall, within fifteen (15) days after the Closing, file a Form D with the SEC and the Notice of Transaction with California Commissioner of Corporations pursuant to California Corporations Code Section 25102(f).

     4.8    Legends.  It is understood that the certificates evidencing the
            -------
Common Stock may bear one or all of the following legends:

            4.8.1 The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, (the "Act") or the securities laws of any state of the United States ("State Acts"). The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable State Acts, or pursuant to an exemption from registration under the Act and qualification under applicable State Acts, the availability of which is to be established to the reasonable satisfaction of the Company; and

            4.8.2   Any legend required by applicable state securities laws.

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
     --------------------------------------------------

     The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by the Company in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of the Company's rights or remedies, at law or in equity, if Buyer shall be in default or breach of any of its representations, warranties or agreements under this
Agreement:

     5.1    Purchase Price.  Buyer shall deliver the aggregate Purchase Price
            --------------
at Closing as provided in Section 1.2.

     5.2    Accuracy of Representations and Warranties.  The representations
            ------------------------------------------
and warranties of Buyer contained in this Agreement shall be accurate and complete on and as of the Closing with the same effect as though such representations and warranties had been made on or as of such date and Buyer shall have delivered to the Company the Investor Questionnaire signed and completed by Buyer, and dated as of the Closing, supporting the Buyer's qualification as an accredited investor.

     5.3    Performance of Agreements.  Each and all of the conditions
            -------------------------
precedent and agreements of Buyer subject to satisfaction on or before the Closing pursuant to the terms of this Agreement shall have been performed or satisfied.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
     --------------------------------------------

     The obligations of Buyer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by Buyer in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Buyer of any other condition or of any of Buyer's rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or agreements under this
Agreement:

     6.1    Accuracy of Representations and Warranties.  The representations
            ------------------------------------------
and warranties of the Company contained in this Agreement shall be accurate and complete on and as of the Closing with the same effect as though such representations and warranties had been made on or as of such date and the Company shall have delivered to Buyer a certificate to that effect signed by the Company, and dated as of the Closing.

     6.2    Performance of Agreements.  Each and all of the conditions
            -------------------------
precedent and agreements of the Company subject to satisfaction on or before the Closing pursuant to the terms of this Agreement shall have been performed or satisfied and the Company shall have delivered to Buyer a certificate to that effect signed by the Company, and dated as of the Closing.

     6.3    No Adverse Events.  Between the date hereof and the Closing,
            -----------------
neither the business, assets or condition, financial or otherwise, of the Company taken as a whole shall have been materially adversely affected in any manner.

7.   PIGGYBACK REGISTRATION RIGHTS
     -----------------------------

     7.1    Piggyback Registration.  If the Company at any time proposes to
            ----------------------
register any shares of Common Stock under the Act whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of Common Stock owned by the Buyer ( a "Piggyback Registration"), the Company shall at such time notify the Buyer at least 30 days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Buyer made within ten (10) days after such notice (which request shall specify the Common Stock intended to be registered), the Company will use its best efforts, subject to the limitations set forth below, to include in such registration the Shares. For the purposes of this subsection 7.1, best efforts shall not require the Company to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Buyer to provide all such information and material and to take all actions as may be required by the Company in order to permit the Company to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Section 7, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude entirely, the number of shares (including those of Buyer) to be included in such Piggyback Registration. If limited, Buyer's shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

     7.2    Sales Commissions and Other Charges.  Buyer shall pay all sales
            -----------------------------------
commissions or other similar selling charges with respect to Common Stock sold by such Buyer pursuant to a registration. The Company shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Company and reasonable fees and expenses of one counsel, selected by Buyer, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Buyer) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

8.   CONDITION SUBSEQUENT.  From and following the Closing Date, the
     --------------------
Shareholders agree to use their best efforts to cause the number of authorized Directors on the Company's Board of Directors to be increased to seven (7) and at each annual meeting to cause three (3) nominee's of the Buyer to be elected to the Company's Board of Directors. The Buyer agree's to use its best efforts at each annual meeting to cause the Shareholder's four (4) nominees to be elected to the Company's Board of Directors.

9.   MISCELLANEOUS
     -------------

     9.1    Expenses and Taxes.  Each party shall bear and pay its own
            ------------------
expenses, including legal, accounting and other professional fees, and taxes incurred in connection with the transactions referred to in this Agreement. The party responsible under applicable law shall bear and pay in their entirety all other taxes and registration and transfer fees, if any, payable by reason of the sale and conveyance of the Shares. Each party will cooperate to the extent practicable in minimizing all taxes and fees levied by reason of the sale or assignment of the Shares.

     9.2    Entire Agreement; Modifications; Waiver.  This Agreement, together
            ---------------------------------------
with the related agreements or certificates referenced herein, constitutes the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

     9.3    Survival of Representations, Warranties and Covenants.  All
            -----------------------------------------------------
representations, warranties and covenants made by any party to this Agreement or pursuant hereto shall survive the Closing of the transactions hereunder. The representations, warranties and covenants hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations, warranties and covenants were made. All statements contained herein or in any schedule, exhibit, certificate, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties.

     9.4    Further Assurances.  The parties hereto shall use their best
            ------------------
efforts, and shall cooperate with one another, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to consummate the transactions contemplated hereby, and shall otherwise use their best efforts to cause such transactions to be consummated in accordance with the terms and conditions hereof. At any time or from time to time after the Closing, each party hereto, shall execute and deliver any further instruments or documents and take all such further action as such requesting party may reasonably request in order to consummate and document the transactions contemplated hereby.

     9.5    Captions.  The captions in this Agreement are for convenience only
            --------
and shall not be considered a part of or affect the constructing or interpretation of any provision of this Agreement.

     9.6    Section References.  Unless otherwise noted, all section references
            ------------------
herein are to sections of this Agreement.

     9.7.   Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, including electronically transmitted counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

     9.8    Successors and Assigns.  The Company acknowledges and agrees that
            ----------------------
the Buyer may assign all or any portion of its rights to purchase the Shares under this Agreement to any of its affiliates. The Company shall not assign this Agreement to any third party without the prior written consent of the Buyer.

     9.9   Parties in Interest.  Nothing in this Agreement, whether express or
           -------------------
implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     9.10  Notices.  All notices, requests, demands and other communications
           -------
hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, but only upon receipt of such return receipt, as follows:

     If to Buyer:


                           --------------

                           --------------
                           Attn:
                                ---------

     If to the Company:    Biomerica, Inc.
                           1533 Monrovia Avenue
                           Newport Beach, California 92663
                           Attn.:  Zackary Irani

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

     9.11  Law Governing.  This Agreement shall be governed by, and construed
           -------------
and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts-of-law rules.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of date first above written.


    "Buyer"                             "The Company"

                                        Biomerica, Inc.,
-----------------------------
                                        a Delaware corporation
-----------------------------

By:                                     By:
    -------------------------               -----------------------------
Name:                                   Name:  Zackary Irani
Title:                                  Title:  President




                                        ---------------------------------
                                        Zackary Irani
                                        Shareholder



                                        ---------------------------------
                                        Janet Moore
                                        Shareholder

                                  SCHEDULE 3.2

                                 CAPITALIZATION

                    Authorized and Outstanding Capital Stock
                    ----------------------------------------
                                       of
                                       --
                                Biomerica, Inc.
                                ---------------
                               as of May 28,1999
                               -----------------


Common Stock Authorized                                     10,000,000  Shares
Common Stock Issued and Outstanding                          4,110,195  Shares

Common Stock Reserved for Issuance Upon Exercise of
   Options and Warrants                                      3,314,050 Shares*

      Total Common Shares To Be
      Outstanding on a Fully Diluted Basis:     7,424,245 Shares
                                                ================

*Includes shares reserved for issuance under the Company's 1991 Stock Option and Restricted Stock Plan (the "1991 Plan") and 1995 Stock Option and Restricted Stock Plan (the "1995 Plan"). Also, includes 1,660,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and 1,200,000 shares of Common Stock reserved for issuance upon exercise of outstanding non-statutory stock options.

        BENEFICIAL OWNERSHIP OF DIRECTOR, OFFICERS AND FIVE PERCENT (5%)
                              OR MORE SHAREHOLDERS

                                                                Beneficially
                                                                ------------
Name of Principal Stockholders     Issued and Outstanding          Owned
------------------------------     ----------------------          -----
Janet Moore
 Secretary and Director(1)               498,158                   12.1%
Zackary Irani
 President, CEO and Director(2)           84,950                    2.0%
Dr. Robert A. Orlando
 Director (3)                             22,000                       *
Dr. Philip Kaplan
 Director (4)                              4,750                       *
Total (Directors and Officers
 as a Group)                             609,858                   14.4%


*  Less than one percent (1%) of the outstanding shares of Common Stock.
(1) Includes options granted under the Company's 1991 and 1995 Plans to purchase 16,200 shares of Common Stock exercisable by Ms. Moore within sixty (60) days after the date indicated above and 8,250 shares owned by minor children.
(2) Includes options granted under the Company's 1991 Plan and 1995 Plan to purchase 81,450 shares of Common Stock exercisable by Mr. Irani within sixty (60) days after the date indicated above.
(3) Includes options to purchase 8,000 shares of Common Stock exercisable by Dr. Orlando within sixty (60) days after the date indicated above.
(4) Includes options granted under the Company's 1991 and 1995 Plans to purchase 2,750 shares of Common Stock exercisable by Dr. Kaplan within sixty (60) days after the date indicated above.

                        OUTSTANDING OPTIONS AND WARRANTS

Holder                                  Shares Underlying Options and Warrants
---------------                         --------------------------------------
Zackary Irani                                        1,139,700(a)
Janet Moore                                             25,700(b)
Dr. Philip Kaplan                                        7,000(c)
Dr. Robert A. Orlando                                   13,000(d)
Employees                                              268,650
Third Party Service Providers                        1,860,000(e)
                                                     ------------

      Total:                                         3,314,050(f)


(a) Includes options granted under the 1995 Plan to purchase 129,700 shares of Common Stock at exercise prices ranging from $.85 to $1.92 per share, and options granted under the 1991 Plan to purchase 10,000 shares of Common Stock at an exercise price of $.80 per share. Also includes a non-qualified stock option to purchase 1,000,000 shares of Common Stock at an exercise price of $ 3.00 per share.
(b) Includes options granted under the 1995 Plan to purchase 15,700 shares of Common Stock at exercise prices ranging from $.85 to $1.85 per share, and options granted under the 1991 Plan to purchase 10,000 shares of Common Stock at an exercise price of $.80 per share.
(c) Includes options granted under the 1995 Plan to purchase 7,000 shares of Common Stock at exercise prices ranging from $.86 to $1.85 per share.
(d) Includes options granted under the 1995 Plan to purchase 8,000 shares of Common Stock at exercise prices ranging from $.85 to $1.85 and options granted under the 1991 Plan to purchase 5,000 shares of Common Stock at an exercise price of $.80 per share.
(e) Includes 1,660,000 shares of Common Stock reserved for issuance upon exercise of Warrants issued to 2 independent service providers, at exercise prices ranging from $3.00 to $5.00 per share. Also includes 200,000 shares of Common Stock reserved for issuance upon exercise of a non-statutory stock option granted to a third party service providers, which is exercisable at an exercise price of $3.00 per share.
(f) Includes options granted under the 1995 Plan to purchase 407,500 shares of Common Stock at exercise prices ranging from $.85 to $3.00 per share, and options granted under the 1991 Plan to purchase 46,550 shares of Common Stock at exercise prices ranging from $.80 to $.86 per share.

                                  SCHEDULE 3.5


                                   LITIGATION

None

                                   EXHIBIT A

                            INVESTOR QUESTIONNAIRE
                     NATURE OF INVESTOR; FORM OF OWNERSHIP.

            (A) THE COMPANY WILL RELY ON THE INFORMATION IN THE FOLLOWING SECTION TO DETERMINE WHETHER THE BUYER QUALIFIES AS AN ACCREDITED INVESTOR AS SUCH TERM IS DEFINED IN RULE 501 PROMULGATED UNDER REGULATION D OF THE SECURITIES ACT. THE BUYER IS (CHECK AND INITIAL ALL APPLICABLE ANSWERS, AND
                               ---------------------------------------------
SIGN IN THE SPACE PROVIDED BELOW):
--------------------------------

            INITIAL     CHECK
            -------     -----

                    1.  [   ]  Any organization described in Section 501(c)(3)
            --------           of the Internal Revenue Code, corporation,
                               Massachusetts or similar business trust, or partnership, not formed for the specific purpose of investing in the Shares, and having total assets in excess of $5,000,000.

                    2.  [   ]  A natural person whose net worth (or joint net
            --------           worth with my spouse) is in excess of $1,000,000
                               as of the date hereof.

                    3.  [   ]  A natural person whose income in 1996 and 1997
            --------           was, and whose income in 1998 is expected to be,
                               in excess of $200,000, or whose income with a spouse in 1996 and 1997 was, and whose income with a spouse in 1998 is expected to be, in excess of $300,000.

                    4.  [   ]  A trust with total assets in excess of
            --------           $5,000,000, not formed for the specific purpose
                               of investing in the Company, whose purchase is directed by a "sophisticated person" as described in Rule 506(b)(2)(ii) of the Act.

                    5.  [   ]  A "Company," "savings and loan association" or
            --------           "insurance company," as defined in the Act.

                    6.  [   ]  An "employee benefit plan" as defined in the
            --------           Employee Retirement Income Security Act of 1974
                               (a "Plan") which has total assets in excess of $5,000,000. If a Plan, the Disclosure and
                               Acknowledgment form for Qualified Plan has been completed.

                    7.  [   ]  A Plan whose investment decisions, including the
            --------           decision to subscribe for the Shares, are made
                               solely by (i) a "plan fiduciary" as defined in the Employee Retirement Income Security Act of
                               1974, which includes a Company, a savings and loan association, and insurance company or a registered investment adviser, or (ii) an "accredited investor" as defined under
                               Rule 501(a) of the Act, for a self-directed plan.

                    8.  [   ]  A broker/dealer registered pursuant to Section 15
            --------           of the Securities Exchange Act of 1934, as
                               amended.

                    9.  [   ]  A director or an executive officer of the
            --------           Company.

                    10. [   ]  A "private business development company" as
            --------           defined in the Investment Advisers Act of 1940,
                               as amended.

                    11. [   ]  An investment company registered under, or a
            --------           "business development company" as defined in, the
                               Investment Company Act of 1940, as amended.

                    12. [   ]  A Small Business Investment Company licensed by
            --------           the U.S. Small Business Administration under the
                               Small Business Investment Act of 1958.

                    13. [   ]  A plan established and maintained by a state, its
            --------           political subdivisions, or any agency or
                               instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

                    14. [   ]  Any entity in which all of the equity owners are
            --------           "accredited investors."

            (B)   THE BUYER IS/ARE (CHECK AND INITIAL ALL APPLICABLE ANSWERS):
                                   ------------------------------------------


                    1.  [   ]   Individual (one signature required)
            --------

                    2.  [   ]   Joint Tenants with right of survivorship (both
            --------            parties must sign)

                    3.  [   ]   Tenants in Common (both parties must sign)
            --------

                    4.  [   ]   Community Property (one signature required if
            --------            Shares are held in one name, i.e., managing
                                spouse; two signatures required if Shares are held in both names or if Buyer is a resident of California)

                    5.  [   ]   Corporation (signature of authorized party or
            --------            parties required)

                    6.  [   ]   Partnership (signature of general partner
            --------            required and any additional signatures required
                                by Partnership Agreement)

                    7.  [   ]   Trust (Trust must sign as follows:
            --------                                as trustee
                                -------------------
                                for                    ,
                                    -------------------
                                dated                       ).
                                      ----------------------

                    8.  [   ]   Other Entities (signatures as required by
            --------            applicable organization documents)


You may rely on the forgoing representations.
                                             DATE


                                             PRINT NAME


                                             SIGNATURE


                                             SOCIAL SECURITY OR TAX I.D. NO.

                                Exhibit 10.11



                                BIOMERICA, INC.


                            STOCK PURCHASE AGREEMENT



                                 50,000 SHARES

                                       OF

                                  COMMON STOCK

                               TABLE OF CONTENTS
                               -----------------


1.   PURCHASE AND SALE OF SHARES
     1.1  Transfer of Shares
     1.2  Purchase Price

2.   CLOSING
     2.1  Time
     2.2  Deliveries at and Following the Closing

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     3.1  Organization, Standing and Power
     3.2  Capitalization
     3.3  Authorization
     3.4  Valid Issuance of Common Stock
     3.5  Litigation
     3.6  Employment; No Conflicting Agreements
     3.7  SEC Documents; the Company's Financial Statements
     3.8  Private Placement Memorandum
     3.9  Regulatory Compliance
     3.10 Regulatory Proceedings, Investigations and Inquiries

4.   REPRESENTATIONS AND WARRANTIES OF BUYER
     4.1  Authority
     4.2  No Violation of Agreements
     4.3  Purchase Entirely for Own Account
     4.4  Disclosure of Information
     4.5  Accredited Investor
     4.6  Investment Experience
     4.7  Restricted Securities
     4.8  Legends

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
     5.1  Purchase Price
     5.2  Accuracy of Representations and Warranties
     5.3  Performance of Agreements

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
     6.1  Accuracy of Representations and Warranties
     6.2  Performance of Agreements
     6.3  No Adverse Events

7.   PIGGYBACK REGISTRATION RIGHTS
     7.1  Piggyback Registration
     7.2  Sales Commissions and Other Charges

8.   MISCELLANEOUS
     8.1  Expenses and Taxes
     8.2  Entire Agreement; Modifications; Waiver
     8.3  Survival of Representations, Warranties and Covenants
     8.4  Further Assurances
     8.5  Captions
     8.6  Section References
     8.7  Counterparts
     8.8  Successors and Assigns
     8.9  Parties in Interest
     8.10 Notices
     8.11 Law Governing



INDEX OF SCHEDULES AND EXHIBITS
-------------------------------

Schedule 3.2   Capitalization
Schedule 3.5   Litigation
Exhibit A      Form of Investor Questionnaire

                            STOCK PURCHASE AGREEMENT
                            ------------------------

     This Stock Purchase Agreement (this "Agreement") is made and entered into as of June 11, 1999, by and between Biomerica, Inc., a Delaware corporation (the "Company"), and Zachary Irani and Janet Moore (collectively the "Buyers").

                                    RECITALS
                                    --------

     WHEREAS, the Company desires to sell and issue an aggregate of 50,000 shares of the Company's common stock (the "Shares") to Buyers upon the terms and conditions hereinafter set forth; and

     WHEREAS, Buyers desire to purchase the Shares from the Company upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the covenants, agreements and considerations herein contained, the Company and Buyers agree as follows:

1.   PURCHASE AND SALE OF SHARES
     ---------------------------

     1.1    Transfer of Shares.  Subject to the terms and conditions hereof,
            ------------------
the Company agrees to sell to Buyers, and Buyers agree to purchase from the Company, the Shares. At the "Closing" (as hereinafter defined) the Company shall deliver to Buyers the stock certificate(s), in the name of Buyers or its nominee, representing the Shares free and clear of any claims, liens, restrictions on transfer (except as provided in Section 4.7 below) or voting or encumbrances with respect thereto.

     1.2    Purchase Price.  As full consideration for the sale of the Shares
            --------------
to Buyers, Buyers have agreed to pay Five Dollars ($5.00) per share and shall deliver to the Company at the Closing by wire transfer of immediately available funds to such account as the Company shall designate the aggregate sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Purchase Price").

2.   CLOSING
     -------

     2.1    Time.  The purchase and sale of the Shares shall take place on June
            ----
11, 1999 (the "Closing") at the offices of Jeffers, Wilson, Shaff & Falk, LLP located at 18881 Von Karman Avenue, Suite 1400, Irvine, California 92612, or such other location as the parties may individually agree.

     2.2    Deliveries at and Following the Closing.  At the Closing, the
            ---------------------------------------
parties hereto shall deliver all share certificates, consents, funds, assignments and other instruments and documents provided for in this Agreement. In addition, the Company agrees to execute and deliver all instruments and documents and perform all other acts which may be reasonably required or appropriate in order to further effect or perfect the sale and transfer of the Shares and the consummation of the transactions contemplated by this Agreement.

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY
     ---------------------------------------------

     Except as set forth below, the Company makes no representations or warranties of any nature or kind.

     3.1    Organization, Standing and Power.  The Company is a corporation
            --------------------------------
duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power to own its properties and to carry on its business as now being conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified would have a material adverse effect on the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     3.2    Capitalization.  The authorized capital stock of the Company
            --------------
consists of 10,000,000 shares of common stock, of which, as of the date indicated on the capitalization table included on Schedule 3.2 hereto, there are 4,110,195 shares of common stock issued and outstanding. As of the date hereof, there are no warrants, options, calls, commitments, or other rights to subscribe for or to purchase from the Company any capital stock of the Company or any securities convertible into or exchangeable for any shares of the Company, or any other securities or agreements pursuant to which the Company is or may become obligated to sell, transfer or deliver any capital stock except as set forth in Schedule 3.2 hereto. The Company is not a party to any voting trust agreements or understandings with respect to the voting common stock of the Company.

     3.3    Authorization.
            -------------

            3.3.1 The Company has full legal right, power and capacity to enter into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby.

            3.3.2 This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

            3.3.3 The execution and delivery of this Agreement by the Company, and the consummation of the transactions contemplated hereby by the Company in accordance with the terms hereof shall not conflict with or result in a breach of, violation of, or default under, (or constitute an event that with notice, lapse of time, or both, would constitute a breach or default under) or result in the termination of, or accelerate the performance required by, or result in the creation of any liens or other encumbrances upon any of the properties or assets of the Company under any of the terms, conditions or provisions of the Certificate of Incorporation or Bylaws, any provision of the laws of the State of California or the State of Incorporation, or any note, bond, mortgage, indenture, deed of trust, license, lease, credit agreement or other agreement, document, instrument or obligation to which the Company is a party or by which any of its assets or properties are bound.

            3.3.4 Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transactions, contemplated hereunder by the Company will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to the Company or its assets or properties.

            3.3.5 Except as referenced in Section 4.7 of this Agreement, no consent, approval, authorization, order, registration, qualification or filing of or with any court or any regulatory authority or any other governmental body is required for the consummation by the Company of the transactions contemplated by this Agreement.

     3.4    Valid Issuance of Common Stock.
            ------------------------------

            3.4.1 The Shares being purchased by the Buyers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and will be issued in compliance with all applicable federal and state securities laws.

            3.4.2 The outstanding shares of the Company's common stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

            3.4.3 The Company has full power, right and authority to transfer, convey and sell to Buyers at the Closing the Shares and upon consummation of the transactions contemplated by this Agreement, Buyers will have acquired good and marketable title to the Shares, free and clear of claims, liens, restrictions on transfer (except as provided in Section 4.7 below) or voting or encumbrances.

     3.5    Litigation.  Except as referred to in the SEC Documents, or as
            ----------
disclosed in Schedule 3.5, there are no claims, suits, actions or proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company or any of its subsidiaries, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that would reasonably be expected, either alone or in the aggregate with all such claims, actions or proceedings, to have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder. Except as referred to in the Company's SEC Documents, neither the Company nor any of its subsidiaries is subject to any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator which prohibits or restricts the consummation of the transactions contemplated hereby or would have a material adverse effect on the Company's business or financial condition or the transactions contemplated hereunder.

     3.6    Employment; No Conflicting Agreements.
            -------------------------------------

            3.6.1 None of the officers of the Company is obligated under any contract (including licenses, covenants or commitments of any nature) or other oral or written agreement, or subject to any judgment, decree or order of any court, administrative or governmental agency, that would conflict with his or her obligation to use his or her best efforts to promote the Company's business as currently conducted and proposed to be conducted.

            3.6.2 Neither the execution and delivery of this Agreement, nor the carrying on of the Company's business as employees by such persons as such business is currently conducted and proposed to be conducted, will conflict with or result in the breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, agreement or instrument under which any of the officers or directors of the Company is now obligated.

     3.7    SEC Documents; the Company's Financial Statements.  The Company is
            -------------------------------------------------
a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act"), and files annual and periodic reports (the "SEC Documents") with the Securities and Exchange Commission (the "SEC"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, applicable to the Company and to the knowledge of the Company none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC. The SEC Documents contain an audited consolidated balance sheet of the Company as of the end of the last completed fiscal year, (the "Balance Sheet") and the related audited consolidated statements of income and cash flow for the year then ended (the "Financials"). The Financials have been prepared in accordance with GAAP applied on a basis consistent through the periods indicated and consistent with each other. The Financials present fairly the consolidated financial condition and operating results and cash flows of the Company and its subsidiaries as of the dates and during the periods indicated therein. Since the date of the Balance Sheet and until the date of this Agreement, there has not occurred any material adverse change in the business, assets or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

     3.8    Disclosure.   Neither this Agreement, nor any of the schedules,
            ----------
attachments, or certificates attached to this Agreement or delivered by the Company at the Closing, contains any untrue statements of material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. There is no fact which the Company has not disclosed to Buyers, orally or in writing, and of which any of the Company's directors or officers are aware, which could reasonably be anticipated to have a material adverse effect, upon the financial condition, operating results or assets, of the Company. Notwithstanding the foregoing, certain information provided by the Company to the Buyers contained statements that are forward-looking, which are covered by the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future, and accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Company. The potential risks and uncertainties include, among others, the early stage of the Web as an advertising and electronic commerce medium, the Company's dependence on strategic relationships to drive traffic to its Web site, the Company's ability to develop and integrate new technologies and services into its existing services, and the increased use of the Web for commerce.

     3.9    Regulatory Compliance.  To the best of its knowledge the Company is
            ---------------------
not in violation of any applicable law, regulation, judgment, order or consent decree (of any governmental or non-governmental regulatory or self-regulatory agency or any organized exchange, including without limitation, the SEC, any state or local securities or insurance regulatory body, or the Internal Revenue Service), which violation is likely to have a material adverse effect on the Company's business, financial condition, or this transaction.

     3.10   Regulatory Proceedings, Investigations and Inquiries.  To the best
            ----------------------------------------------------
of its knowledge, the Company has not been the subject of any material regulatory proceeding, examination, investigation or inquiry (known to the Company), including any pending or threatened regulatory proceeding, investigation or inquiry (known to the Company) (including without limitation any by governmental or non-governmental regulatory or self-regulatory agency or any organized exchange) relating to the Company.

4.   REPRESENTATIONS AND WARRANTIES OF BUYERS
     ----------------------------------------

     Except as set forth below, each Buyer makes no representations or warranties of any nature or kind.

     4.1    Authority.  Buyer has full legal right, power and capacity to enter
            ---------
into, execute, deliver and perform this Agreement and all attendant documents and instruments contemplated hereby. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Buyer and is enforceable with respect to Buyer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

     4.2    No Violation of Agreements.  Neither the execution and delivery of
            --------------------------
this Agreement nor the consummation of the transactions contemplated hereunder by Buyer will violate or conflict with any judgment, order, decree, statute, rule or regulation applicable to Buyer or its assets or properties.

     4.3    Purchase Entirely for Own Account.  The Buyer understands that the
            ---------------------------------
Company is making this Agreement with the Buyer in reliance upon the Buyer's representation to the Company, which by the Buyer's execution of this Agreement the Buyer hereby confirms, that the Shares to be received by the Buyer will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Buyer further represents that the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares. The Buyer represents that it has full power and authority to enter into this Agreement.

     4.4    Disclosure of Information.  Subject in part to the truth and
            -------------------------
accuracy of the representations and warranties of the Company, the Buyer believes that it has received all the information that it considers necessary or appropriate for deciding whether to purchase the Shares. The Buyer further represents that it has had an opportunity to review the SEC Documents and had sufficient opportunity to ask questions and receive answers from the Company and its directors and officers regarding the terms and conditions of the offering of the Shares and the business and operations of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Buyer to rely thereon.

     4.5    Accredited Investor.  The Buyer acknowledges that the Buyer is an
            -------------------
"accredited investor" within the meaning of SEC Rule 501 of Regulation D, as now in effect. The Buyer represents and warrants that the information the Buyer provided to the Company in the Investor Questionnaire (a form of which is attached hereto as Exhibit "A") is true and correct, and can be relied on by the Company.

     4.6    Investment Experience.  The Buyer acknowledges that it can bear the
            ---------------------
economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

     4.7    Restricted Securities.  The Buyer understands that the Shares it is
            ---------------------
purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, only in certain limited circumstances. In this connection, the Buyer represents that it is familiar with SEC Rule 144, as now in effect, and understands the resale limitations imposed thereby and by the Act. The Company shall, within fifteen (15) days after the Closing, file a Form D with the SEC and the Notice of Transaction with California Commissioner of Corporations pursuant to California Corporations Code Section 25102(f).

     4.8    Legends.  It is understood that the certificates evidencing the
            -------
Common Stock may bear one or all of the following legends:

            4.8.1 The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, (the "Act") or the securities laws of any state of the United States ("State Acts"). The securities evidenced by this certificate may not be offered, sold or transferred for value directly or indirectly, in the absence of such registration under the Act and qualification under applicable State Acts, or pursuant to an exemption from registration under the Act and qualification under applicable State Acts, the availability of which is to be established to the reasonable satisfaction of the Company; and

            4.8.2   Any legend required by applicable state securities laws.

5.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
     --------------------------------------------------

     The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by the Company in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of the Company's rights or remedies, at law or in equity, if either Buyer shall be in default or breach of any of its representations, warranties or agreements under this Agreement:

     5.1    Purchase Price.  Buyers shall deliver the aggregate Purchase Price
            --------------
at Closing as provided in Section 1.2.

     5.2    Accuracy of Representations and Warranties.  The representations
            ------------------------------------------
and warranties of Buyers contained in this Agreement shall be accurate and complete on and as of the Closing with the same effect as though such representations and warranties had been made on or as of such date and Buyers shall have delivered to the Company the Investor Questionnaire signed and completed by each Buyer, and dated as of the Closing, supporting each Buyer's qualification as an accredited investor.

     5.3    Performance of Agreements.  Each and all of the conditions
            -------------------------
precedent and agreements of Buyers subject to satisfaction on or before the Closing pursuant to the terms of this Agreement shall have been performed or satisfied.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYERS
     ---------------------------------------------

     The obligations of the Buyers to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of each of the conditions set forth below, any or all of which may be waived by the Buyers in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Buyers of any other condition or of any of Buyers' rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or agreements under this Agreement:

     6.1    Accuracy of Representations and Warranties.  The representations
            ------------------------------------------
and warranties of the Company contained in this Agreement shall be accurate and complete on and as of the Closing with the same effect as though such representations and warranties had been made on or as of such date and the Company shall have delivered to Buyer a certificate to that effect signed by the Company, and dated as of the Closing.

     6.2    Performance of Agreements.  Each and all of the conditions
            -------------------------
precedent and agreements of the Company subject to satisfaction on or before the Closing pursuant to the terms of this Agreement shall have been performed or satisfied and the Company shall have delivered to Buyers a certificate to that effect signed by the Company, and dated as of the Closing.

     6.3    No Adverse Events.  Between the date hereof and the Closing,
            -----------------
neither the business, assets or condition, financial or otherwise, of the Company taken as a whole shall have been materially adversely affected in any manner.

7.   PIGGYBACK REGISTRATION RIGHTS
     -----------------------------

     7.1    Piggyback Registration.  If the Company at any time proposes to
            ----------------------
register any shares of Common Stock under the Act whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of Common Stock owned by the Buyers ( a "Piggyback Registration"), the Company shall at such time notify the Buyers at least 30 days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Buyers made within ten (10) days after such notice (which request shall specify the Common Stock intended to be registered), the Company will use its best efforts, subject to the limitations set forth below, to include in such registration the Shares. For the purposes of this subsection 7.1, best efforts shall not require the Company to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Buyers to provide all such information and material and to take all actions as may be required by the Company in order to permit the Company to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Section 7, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude entirely, the number of shares (including those of Buyers) to be included in such Piggyback Registration. If limited, Buyers' shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

     7.2    Sales Commissions and Other Charges.  Each Buyer shall pay all
            -----------------------------------
sales commissions or other similar selling charges with respect to Common Stock sold by such Buyer pursuant to a registration. The Company shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Company and reasonable fees and expenses of one counsel, selected by such Buyer, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Buyers) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

8.   MISCELLANEOUS
     -------------

     8.1    Expenses and Taxes.  Each party shall bear and pay its own
            ------------------
expenses, including legal, accounting and other professional fees, and taxes incurred in connection with the transactions referred to in this Agreement. The party responsible under applicable law shall bear and pay in their entirety all other taxes and registration and transfer fees, if any, payable by reason of the sale and conveyance of the Shares. Each party will cooperate to the extent practicable in minimizing all taxes and fees levied by reason of the sale or assignment of the Shares.

     8.2    Entire Agreement; Modifications; Waiver.  This Agreement, together
            ---------------------------------------
with the related agreements or certificates referenced herein, constitutes the final, exclusive and complete understanding of the parties with respect to the subject matter hereof and supersedes any and all prior agreements, understandings and discussions with respect thereto. No variation or modification of this Agreement and no waiver of any provision or condition hereof, or granting of any consent contemplated hereby, shall be valid unless in writing and signed by the party against whom enforcement of any such variation, modification, waiver or consent is sought.

     8.3    Survival of Representations, Warranties and Covenants.  All
            -----------------------------------------------------
representations, warranties and covenants made by any party to this Agreement or pursuant hereto shall survive the Closing of the transactions hereunder. The representations, warranties and covenants hereunder shall not be affected or diminished by any investigation at any time by or on behalf of the party for whose benefit such representations, warranties and covenants were made. All statements contained herein or in any schedule, exhibit, certificate, list or other document delivered pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties.

     8.4    Further Assurances.  The parties hereto shall use their best
            ------------------
efforts, and shall cooperate with one another, to secure all necessary consents, approvals, authorizations, exemptions and waivers from third parties as shall be required in order to consummate the transactions contemplated hereby, and shall otherwise use their best efforts to cause such transactions to be consummated in accordance with the terms and conditions hereof. At any time or from time to time after the Closing, each party hereto, shall execute and deliver any further instruments or documents and take all such further action as such requesting party may reasonably request in order to consummate and document the transactions contemplated hereby.

     8.5    Captions.  The captions in this Agreement are for convenience only
            --------
and shall not be considered a part of or affect the constructing or interpretation of any provision of this Agreement.

     8.6    Section References.  Unless otherwise noted, all section references
            ------------------
herein are to sections of this Agreement.

     8.7    Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, including electronically transmitted counterparts, each of which when so executed shall constitute an original copy hereof, but all of which together shall constitute one agreement.

     8.8    Successors and Assigns.  The Company acknowledges and agrees that
            ----------------------
the Buyers may assign all or any portion of its rights to purchase the Shares under this Agreement to any of its affiliates. The Company shall not assign this Agreement to any third party without the prior written consent of the Buyers.

     8.9    Parties in Interest.  Nothing in this Agreement, whether express or
            -------------------
implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this

Agreement, nor shall any provision give any third persons any right of subrogation or action over against any party to this Agreement.

     8.10   Notices.  All notices, requests, demands and other communications
            -------
hereunder ("Notices") shall be in writing and shall be deemed to have been duly given if delivered by hand or by registered or certified mail, postage prepaid, return receipt requested, but only upon receipt of such return receipt, as follows:

     If to Buyers:

                           ------------------

                           ------------------
                           Attn:
                                -------------

     If to the Company:    Biomerica, Inc.
                           1533 Monrovia Avenue
                           Newport Beach, California 92663
                           Attn.:  Zackary Irani

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. All Notices shall be deemed received on the date of delivery or, if mailed, on the date appearing on the return receipt therefor.

     8.11   Law Governing.  This Agreement shall be governed by, and construed
            -------------
and enforced in accordance with the laws of the State of California, without regard to its choice-of-laws or conflicts-of-law rules.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of date first above written.


"The Company"


By:
   --------------------------------
Name:  Zackary Irani
Title:  President


"Buyers"


-----------------------
Zackary Irani


-----------------------
Janet Moore

                                  SCHEDULE 3.2

                                 CAPITALIZATION

                    Authorized and Outstanding Capital Stock
                    ----------------------------------------
                                       of
                                       --
                                Biomerica, Inc.
                                ---------------
                               as of May 28,1999
                               -----------------


Common Stock Authorized                                     10,000,000  Shares
Common Stock Issued and Outstanding                          4,110,195  Shares
Common Stock Reserved for Issuance Upon Exercise of
   Options and Warrants                                      3,314,050 Shares*

     Total Common Shares To Be
     Outstanding on a Fully Diluted Basis:      7,424,245 Shares
                                                ================

*Includes shares reserved for issuance under the Company's 1991 Stock Option and Restricted Stock Plan (the "1991 Plan") and 1995 Stock Option and Restricted Stock Plan (the "1995 Plan"). Also, includes 1,660,000 shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and 1,200,000 shares of Common Stock reserved for issuance upon exercise of outstanding non-statutory stock options.

        BENEFICIAL OWNERSHIP OF DIRECTOR, OFFICERS AND FIVE PERCENT (5%)
                              OR MORE SHAREHOLDERS

                                                               Beneficially
                                                               ------------
Name of Principal Stockholders    Issued and Outstanding          Owned
------------------------------    ----------------------          -----
Janet Moore
 Secretary and Director(1)             498,158                     12.1%
Zackary Irani

 President, CEO and Director(2)         84,950                      2.0%
Dr. Robert A. Orlando
 Director (3)                           22,000                         *
Dr. Philip Kaplan
 Director (4)                            4,750                         *
Total (Directors and Officers
 as a Group)                           609,858                     14.4%

*  Less than one percent (1%) of the outstanding shares of Common Stock.
(1) Includes options granted under the Company's 1991 and 1995 Plans to purchase 16,200 shares of Common Stock exercisable by Ms. Moore within sixty (60) days after the date indicated above and 8,250 shares owned by minor children.
(2) Includes options granted under the Company's 1991 Plan and 1995 Plan to purchase 81,450 shares of Common Stock exercisable by Mr. Irani within sixty (60) days after the date indicated above.
(3) Includes options to purchase 8,000 shares of Common Stock exercisable by Dr. Orlando within sixty (60) days after the date indicated above.
(4) Includes options granted under the Company's 1991 and 1995 Plans to purchase 2,750 shares of Common Stock exercisable by Dr. Kaplan within sixty (60) days after the date indicated above.

                        OUTSTANDING OPTIONS AND WARRANTS

Holder                                  Shares Underlying Options and Warrants
---------------                         --------------------------------------
Zackary Irani                                       1,139,700(a)
Janet Moore                                            25,700(b)
Dr. Philip Kaplan                                       7,000(c)
Dr. Robert A. Orlando                                  13,000(d)
Employees                                             268,650
Third Party Service Providers                       1,860,000(e)
                                                    ------------

         Total:                                     3,314,050(f)

(a) Includes options granted under the 1995 Plan to purchase 129,700 shares of Common Stock at exercise prices ranging from $.85 to $1.92 per share, and options granted under the 1991 Plan to purchase 10,000 shares of Common Stock at an exercise price of $.80 per share. Also includes a non-qualified stock option to purchase 1,000,000 shares of Common Stock at an exercise price of $ 3.00 per share.
(b) Includes options granted under the 1995 Plan to purchase 15,700 shares of Common Stock at exercise prices ranging from $.85 to $1.85 per share, and options granted under the 1991 Plan to purchase 10,000 shares of Common Stock at an exercise price of $.80 per share.
(c) Includes options granted under the 1995 Plan to purchase 7,000 shares of Common Stock at exercise prices ranging from $.86 to $1.85 per share.
(d) Includes options granted under the 1995 Plan to purchase 8,000 shares of Common Stock at exercise prices ranging from $.85 to $1.85 and options granted under the 1991 Plan to purchase 5,000 shares of Common Stock at an exercise price of $.80 per share.
(e) Includes 1,660,000 shares of Common Stock reserved for issuance upon exercise of Warrants issued to 2 independent service providers, at exercise prices ranging from $3.00 to $5.00 per share. Also includes 200,000 shares of Common Stock reserved for issuance upon exercise of a non-statutory stock option granted to a third party service providers, which is exercisable at an exercise price of $3.00 per share.
(f) Includes options granted under the 1995 Plan to purchase 407,500 shares of Common Stock at exercise prices ranging from $.85 to $3.00 per share, and options granted under the 1991 Plan to purchase 46,550 shares of Common Stock at exercise prices ranging from $.80 to $.86 per share.

                                  SCHEDULE 3.5

                                   LITIGATION

None

                                   EXHIBIT A

                            INVESTOR QUESTIONNAIRE
                     NATURE OF INVESTOR; FORM OF OWNERSHIP.

            (A) THE COMPANY WILL RELY ON THE INFORMATION IN THE FOLLOWING SECTION TO DETERMINE WHETHER THE BUYER QUALIFIES AS AN ACCREDITED INVESTOR AS SUCH TERM IS DEFINED IN RULE 501 PROMULGATED UNDER REGULATION D OF THE SECURITIES ACT. THE BUYER IS (CHECK AND INITIAL ALL APPLICABLE ANSWERS, AND
                               ---------------------------------------------
SIGN IN THE SPACE PROVIDED BELOW):
--------------------------------

           INITIAL    CHECK
           -------    -----

                  1. [   ]    Any organization described in Section 501(c)(3) of
           -------            the Internal Revenue Code, corporation,
                              Massachusetts or similar business trust, or partnership, not formed for the specific purpose of investing in the Shares, and having total assets in excess of $5,000,000.

                   2. [   ]   A natural person whose net worth (or joint net
           --------           worth with my spouse) is in excess of $1,000,000
                              as of the date hereof.

                   3. [   ]   A natural person whose income in 1996 and 1997
           --------           was, and whose income in 1998 is expected to be,
                              in excess of $200,000, or whose income with a spouse in 1996 and 1997 was, and whose income with a spouse in 1998 is expected to be, in excess of $300,000.

                   4. [   ]   A trust with total assets in excess of $5,000,000,
           --------           not formed for the specific purpose of investing
                              in the Company, whose purchase is directed by a "sophisticated person" as described in
                              Rule 506(b)(2)(ii) of the Act.

                   5. [   ]   A "Company," "savings and loan association" or
           --------           "insurance company," as defined in the Act.

                   6. [   ]   An "employee benefit plan" as defined in the
           --------           Employee Retirement Income Security Act of 1974 (a
                              "Plan") which has total assets in excess of $5,000,000. If a Plan, the Disclosure and
                              Acknowledgment form for Qualified Plan has been completed.

                   7. [   ]   A Plan whose investment decisions, including the
           --------           decision to subscribe for the Shares, are made
                              solely by (i) a "plan fiduciary" as defined in the Employee Retirement Income Security Act of 1974, which includes a Company, a savings and loan association, and insurance company or a registered investment adviser, or (ii) an "accredited investor" as defined under Rule 501(a) of the Act, for a self-directed plan.

                   8. [   ]   A broker/dealer registered pursuant to Section 15
           --------           of the Securities Exchange Act of 1934, as
                              amended.

                   9. [   ]   A director or an executive officer of the Company.
           --------

                   10.[   ]   A "private business development company" as
           --------           defined in the Investment Advisers Act of 1940, as
                              amended.

                   11.[   ]   An investment company registered under, or a
           --------           "business development company" as defined in, the
                              Investment Company Act of 1940, as amended.

                   12.[   ]   A Small Business Investment Company licensed by
           --------           the U.S. Small Business Administration under the
                              Small Business Investment Act of 1958.

                   13.[   ]   A plan established and maintained by a state, its
           --------           political subdivisions, or any agency or
                              instrumentality of a state or its political subdivisions, for the benefit of its employees and having total assets in excess of $5,000,000.

                   14.[   ]   Any entity in which all of the equity owners are
           --------           "accredited investors."

     (B)    THE BUYER IS/ARE (CHECK AND INITIAL ALL APPLICABLE ANSWERS):
                             ------------------------------------------


                   1. [   ]   Individual (one signature required)
           --------

                   2. [   ]   Joint Tenants with right of survivorship (both
           --------           parties must sign)

                   3. [   ]   Tenants in Common (both parties must sign)
           --------

                   4. [   ]   Community Property (one signature required if
           --------           Shares are held in one name, i.e., managing
                              spouse; two signatures required if Shares are held in both names or if Buyer is a resident of California)

                   5. [   ]   Corporation (signature of authorized party or
           --------           parties required)

                   6. [   ]   Partnership (signature of general partner required
           --------           and any additional signatures required by
                              Partnership Agreement)

                   7. [   ]   Trust (Trust must sign as follows:
           --------                               as trustee
                              -------------------
                              for                    ,
                                  -------------------
                              dated                       ).
                                    ----------------------

                   8. [   ]   Other Entities (signatures as required by
           --------           applicable organization documents)


You may rely on the forgoing representations.
                                              DATE

                                              PRINT NAME

                                              SIGNATURE

                                              SOCIAL SECURITY OR TAX I.D. NO.

                                Exhibit 10.12

                         BACK-END PROCESSING AGREEMENT


      THIS AGREEMENT is entered into as of the 11 day of June, 1999 (the "Effective Date"), by and between The BigStore.com, Inc., a Delaware corporation (the "Company"), and Biomerica, Inc., a Delaware corporation ("Biomerica"), with reference to the following facts:

      WHEREAS, the Company has developed, or is in the process of developing, an infrastructure, which includes certain proprietary technology, which enables the Company, among other things, to be able to process e-commerce transactions on the Internet in an efficient and effective manner and to track customer orders from the time the order is placed until delivery (the "Back-end Processing Technology").

      WHEREAS, Biomerica desires to leverage the Company's Back-end Processing Technology by retaining the Company to provide back-end processing services (the "Back-end Processing Services"), more particularly described below, in connection with an e-commerce Internet website to be developed and operated by Biomerica, upon the terms and conditions set forth below.

      NOW, THEREFORE, the parties hereto hereby agree as follows:

1.    RETENTION OF COMPANY; SCOPE OF SERVICES.
      ---------------------------------------

      (a) Biomerica hereby retains the Company, and the Company hereby accepts such retention, to provide to and/or assist Biomerica with at the option of Biomerica, during the Term (as defined below) of this Agreement the Back-end Processing Services using its Back-end Processing Technology for Biomerica's e-commerce Internet website, which shall include, without limitation, website hosting, website design and development (including the possible integration of Biomerica's existing website) customer order processing, debit/credit card validation, fraud detection, vendor communication and management (either by e-fax, fax, e-mail, EDI or telephone), data encryption, order tracking, customer service (by e-mail and telephone), customer and product database management, transaction accounting and reporting and records retention.

      (b) The Company shall also develop customized back-end processing in accordance with Biomerica's reasonable specifications in order to enable Biomerica to process customer prescription orders on-line and insurance claims and payments (the "Script Technology"). The Script Technology shall also include security protections to insure that Customer Confidential Medical Information (as defined in Section 6(f) below) protected from unauthorized access. The parties agree to work together in good faith in order to develop the Script Technology in an efficient and cost effective manner. The Script Technology shall be jointly owned by the Company and Biomerica. The Company agrees to provide to Biomerica written documentation of the specifications for the Script Technology and all modifications thereto, applicable source code and object code, as well as back-up copies of the software to be stored at Biomerica.

      (c) The Company warrants and covenants that its affiliate, The BigHub.com, Inc. (the "BigHub"), will provide to Biomerica perpetual and continuous (e.g., always running) free advertising on the BigHub's web site and continuous banners on and links from its website to Biomerica's website during the term of this Agreement. All advertising shall be pre-approved by Biomerica.

      (d) The Company agrees that, within the capabilities of its system architecture and to the extent that such information is readily available, to make available to Biomerica customer profiles and recent prescription and product order histories (estimated to be a minimum six (6) to twelve (12) month history). All Confidential Customer Medical Information (as defined in Section 6(f) below) shall belong exclusively to Biomerica.

      (e) During the term of this Agreement, the Company agrees to provide on-going maintenance of the Back-end Processing Technology and the Script Technology and to make available to Biomerica at no cost all enhancements and modifications developed by the Company to such technology.

      (f) The parties agree that Biomerica shall have and maintain exclusive control over its business operations and the development of its website and the Script Technology and Confidential Customer Medical Information; provided, however, that, in the event that Biomerica requests new developments which exceed the intended scope of this Agreement and the parties relationship, Biomerica and the Company agree to negotiate in good faith the economics of such development which negotiations shall take into consideration the market value of the services to be provided and the compensation being received by the Company from affiliates for similar services.

      (g) Notwithstanding anything to the contrary contained herein, Biomerica shall have the option, without penalty, not to use certain services of the Company and may procure independent of the Company service sourcing. Anything developed for Biomerica in connection with such independent service sourcing shall be owned solely and completely by Biomerica. Both parties agree that product sourcing by one party of general health and beauty products (excluding disease state products, prescription products and medical specialty products) may be leveraged by the other party.

2.    TRANSFER OF DOMAIN NAME.     In addition to the provision of the Back-end
      -----------------------
Processing Services to be provided to Biomerica pursuant to the terms hereof, the Company agrees to, and hereby does, transfer and assign to Biomerica all of the Company's right, title and interest in and to the Internet domain name "TheBigRX.com" and all rights to any trademark relating thereto, including any pending trademark registrations (the "Assignment"). The Company agrees that within five (5) business days of the Effective Date, it shall file, or cause the registrant of the domain name to file, with Network Solutions all documents necessary to carry out the foregoing Assignment and to reflect Biomerica as the registrant of the domain name "TheBigRX.com". With respect to the Assignment of the Company's trademark rights, Biomerica agrees to reimburse the Company for all costs and expenses, including attorneys' fees and application costs, incurred by the Company prior to the Assignment not to exceed Three Thousand Dollars ($3,000).

3.    TERM AND TERMINATION.
      --------------------

      3.1 The term of this Agreement shall commence as of the Effective Date and continue for a period of five (5) years (the " Initial Term"), unless sooner terminated as provided below. Upon expiration of the Initial Term, the Agreement shall be automatically extended for additional periods of five (5) years (each an "Additional Term"). Within sixty (60) days prior to the expiration of the Initial Term and each Additional Term, the parties agree to negotiate the terms of such Additional Term, which negotiations shall take into consideration the value of the services provided and compensation paid to date, the services being provided to and compensation being paid by affiliated companies, and the current market rate for such services (including anticipated services). The Initial Term and each Additional Term are collectively referred to herein as the "Term".

      3.2 The Company and Biomerica may mutually agree in writing to terminate this Agreement at any time.

      3.3   Either party may terminate this Agreement immediately if:

            (a) the other party has breached a material term of this Agreement and, after written notice and a reasonable opportunity, not to exceed fifteen
(15) days, the other party fails to cure such breach; or

            (b) the other party has committed any act or omission which materially injures the reputation of the other party.

      3.4 This Agreement shall automatically terminate upon the occurrence of any of the following events:

            (a)   the bankruptcy or insolvency of either party; or

            (b)   the liquidation or dissolution of either party.

      3.5 Upon any termination of this Agreement, each party shall promptly deliver to the other party all Confidential Information (defined below) and property belonging to the other party that is in its possession or under its control, and neither party shall retain copies or reproductions of such Confidential Information. The parties agree that the Confidential Customer Medical Information shall be delivered to Biomerica, and that it shall have the exclusive right to use such information.

      3.6 Upon any termination of this Agreement, the parties agree that each party shall continue to have joint ownership of the Script Technology and a non-exclusive, fully-paid, transferable license to use and exploit the Script Technology in its form as it existed as of the date of such termination, except that all Confidential Customer Medical Information shall be the sole and exclusive property of Biomerica.

4.    COMPENSATION.     As compensation for the Back-end Processing Services to
      ------------
be rendered by the Company under this Agreement and the Assignment, Biomerica shall issue to the Company a common stock warrant to purchase 660,000 shares of Biomerica's restricted common stock with an exercise price equal to $5.00 per share. The Company's right to exercise the warrant shall vest pro rata over a period of three (3) years with one-third of the shares vesting on the first, second and third anniversaries of the date of grant; provided, however, that it shall fully vest immediately prior to a public offering of the Company's common stock. The warrant shall have a exercise period of five (5) years commencing on the date that the Company shall begin providing the Back-end Processing Services to Biomerica. (A form of the Warrant is attached hereto as Exhibit A).

5.    INDEPENDENT CONTRACTOR RELATIONSHIP.  This Agreement shall in no way be
      -----------------------------------
construed to constitute either party as a partner, joint venturer, agent, or employee of the other party, and neither party shall act or attempt to act or represent itself, directly or by implication, as a partner, joint venturer, agent or employee of the other party. Neither party nor any of its respective employees shall have any authority to enter into contracts, make commitments or otherwise bind the other party to any obligations without the other party's prior written consent. The Company shall be required to hire its own employees and/or consultants to provide the Back-end Processing Services and shall have full and sole responsibility for the payment of all federal, state and local taxes or contributions that are required pursuant to unemployment insurance, social security, income taxes, and workers' compensation statutes, and agrees to indemnify Biomerica for any liability relating thereto or resulting from the acts, omissions or negligence of such employees or consultants arising out of or relating to the Back-end Processing Services. It is agreed that neither the Company nor its employees or consultants shall have a claim against Biomerica by reason of the Back-end Processing Services performed under this Agreement for any social security, disability, unemployment, vacation, sick leave, insurance, retirement or any other employment benefits of any kind.

6.    CONFIDENTIALITY; NON-CIRCUMVENTION AND NON-COMPETITION.
      ------------------------------------------------------

      (a) Each party acknowledges and agrees that it will have access to or be provided with confidential information of the other party during the term of this Agreement. As used herein, the term "Confidential Information" shall mean any and all proprietary or confidential information of a party, including, without limitation such party's business plan, business presentation or related proprietary and financial information as well as other confidential or proprietary information of such party regarding the such party's business, plans, financial results and statements, markets, projected activities, customers and results of operations, requirements and sources, contracts, means, methods and processes of providing services, copyrights, patents, trademarks, trade secrets, and financial information.

      (b) Each party agrees to keep the Confidential Information of the other party in the strictest confidence, and agrees that it will not, directly or indirectly, publish or disclose, or authorize the publication or disclosure of, or assist any third party in publishing or disclosing, any Confidential Information to anyone other than its employees or consultants, but only to the extent necessary for the fulfillment of its obligations under this Agreement and subject in each such case to the such party using its best efforts to ensure that the persons to whom Confidential Information is disclosed keep such information confidential and do not use such Confidential Information except for the purposes for which the disclosure is made. Each party agrees to comply with the other party's policies and regulations, as may be reasonably established from time to time, for the protection of its Confidential Information.

      (c) Each party's confidentiality obligations shall continue with respect to each item of Confidential Information, including after the termination of this Agreement, for a period of five (5) years or until such time as such party can show that any such item of Confidential Information (i) has legally and properly entered the public domain through a source other than its own and through no fault of its own, (ii) has legally and properly been received from an unrelated third party through no breach of any agreement with the other party and without an obligation to keep it confidential, (iii) was known to such party or was in such party's possession, without any obligation to keep it confidential, prior to the receipt of such item of Confidential Information from the other party, or (iv) was independently developed by one party without reference to Confidential Information received hereunder.

      (d) The parties agree that during the Term of this Agreement, the Company may sell a limited number of typical household health and beauty products, but shall not sell prescription products, medical specialty products, and disease state products (all of such products as defined by Biomerica) and shall not provide medical content (e.g., medical advice) on its website. Notwithstanding the Company's right to sell typical health and beauty products, Biomerica acknowledges that it will have significant SKU count and brand name advantage. The parties agree to discuss in good faith the desirability of swapping advertising and leveraging website traffic.

      (e) Each party acknowledges that the other party's Confidential Information is of a special, unique and extraordinary character and for that reason the other party will be irreparably damaged in the event that the confidentiality, non-circumvention or non-competition obligations imposed upon it, as set forth herein, are not specifically enforced. Accordingly, each party agrees that the other party shall be entitled, at its election, to institute and prosecute proceedings against it, as set forth herein, in any court of competent jurisdiction, either at law or equity, to: (i) obtain damages for breach of the obligations hereunder; (ii) enforce specific performance of said obligations, or both. Such remedies are cumulative and not exclusive and shall be in addition to any and all other remedies which the other party may have, at law or in equity, in the event the a party breaches any of its obligations hereunder. The parties hereto confirm that the covenants in this Agreement are expressly deemed to cover acts of negligence and any inadvertent disclosure or violation of the terms herein.

      (f) The parties acknowledge and agree that included within the Confidential Information of Biomerica shall be all information regarding each of

Biomerica's customers which is required by applicable law to remain confidential, including, without limitation, anything of a confidential nature purchased by a customer, such as prescriptions (collectively, "Confidential Customer Medical Information). The Company agrees to employ the most vigorous security schemes used by the Company to protect and prevent unauthorized access to (both from within and outside the Company) the Confidential Customer Medical Information. The Company further agrees to maintain a log of all persons accessing the Confidential Customer Medical Information and to provide such log to Biomerica on a regular basis. Notwithstanding the foregoing, the parties agree that the identity of Biomerica's customers and the products purchase by them which do not fall within the description of Confidential Customer Medical Information shall not be deemed Confidential Information and may be used by either party for target marketing and other commercially reasonable purposes.

7.    OWNERSHIP OF PROPRIETARY INFORMATION.  Biomerica hereby acknowledges and
      ------------------------------------
agrees that the Back-end Processing Technology is the sole and exclusive property of the Company and that Biomerica has no, and shall not obtain any by virtue of this Agreement, right, title or interest in or to any of the Back-end Processing Technology. The parties agree that any customizations, modifications, revisions, enhancements or additions to the Back-end Processing Technology made by the Company at the request of Biomerica, or jointly developed by the Company and Biomerica, shall be jointly owned by the Company and Biomerica. Notwithstanding the foregoing, the parties agree that the Script Technology and all customer profile information (excluding Confidential Customer Medical Information) shall be jointly owned by them. The parties further agree that Biomerica shall have exclusive ownership of all Confidential Customer Medical Information. Biomerica shall have the right to mirror at its offices all data relating to the Script Technology, all customer information, including Confidential Customer Medical Information, and such other information as may be necessary in order to have a back-up of its web site.

8.    INDEMNIFICATION.  Each party (the "Indemnifying Party") agrees to defend,
      ---------------
indemnify and hold harmless the other party and its directors, officers, employees, shareholders, assigns and agents (the "Indemnified Party") from and against any and all damages, liabilities, losses, claims, demands, costs and expenses (including, without limitation, reasonable attorneys' fees) which may be asserted against or sustained or incurred by any of the Indemnified Party as a result of, arising out of or relating to (i) any material breach or default by the Indemnifying Party of any of the terms or provisions of this Agreement, including without limitation, any use or misuse of the Back-end Processing Technology or Script Technology, or any negligence or errors or omissions on the party of a party in the performance of its duties or obligations hereunder, or
(ii) any litigation involving the Indemnifying Party not relating to this Agreement where the Indemnified Party has been made a party to such litigation by virtue of the parties' strategic relationship.

9.    TIME IS OF THE ESSENCE.  The parties hereto acknowledge that time is of
      ----------------------
the essence under this Agreement. The Company warrants that it shall have the systems and technology in place and be fully prepared to provide the Back-end Processing Services and perform each of its obligations under this Agreement no later than some time during the fourth calendar quarter of 1999; provided, that such time frame contemplates that Biomerica shall begin delivering to the Company's I.T. department within one week of the date hereof vendor procurement information, appropriate business rules, and that such vendors have proper EDI technology. The parties agree that the target date shall be extended by a period of time equal to the aggregate number of days that Biomerica is late in providing to the Company its deliverables (as such shall be reasonably communicated to Biomerica from time to time).

10.   FORCE MAJEURE.  Subject to the limitations of this Agreement and except as
      -------------
specifically provided in this Agreement to the contrary, neither of the parties hereto shall be liable for defaults, delays or non-performance of any covenant, agreement, work, service, or other act required under this Agreement to be performed by such party, or for any damages, including, without limitation, any incidental or consequential damages, arising out of the failure to perform any of its obligations, by reason of any circumstance or condition beyond its control, including, without limitation, default of third-party vendors, suppliers or service providers, failure of power or other utilities, strikes, lockouts and other labor disputes or other industrial disturbances, unavoidable accidents, acts of terrorism, sabotage, embargoes, blockades, injunction or other administrative order, governmental law or regulations which prevent or substantially interfere with the required performance, condemnations, riots, insurrections, martial law, conflicts (declared or undeclared), civil commotion or disorders and any adverse change in political, economic or social conditions, fire, explosion, flood, earthquakes and other casualty, acts of God, or any other cause beyond the control of such party (each, a "Force Majeure Event").
In the event of any such Force Majeure Event, the performance of any covenant, agreement, obligation, work or service, or other act of the party affected by such Force Majeure Event under this Agreement shall be excused for the period of delay and the period for the performance of the same shall be extended by such period. Each of the parties hereto shall take all reasonable steps to resume performance hereunder with the least possible delay.

      Notwithstanding the foregoing, each party agrees that this provision shall not apply to a third party claim against either or both of them for personal injury or death resulting from such party's failure to perform its obligations under this Agreement. If both parties are found to be liable on such third party claim, the parties agree that their respective responsibility for satisfying such claim shall be determined by arbitration.

11.   ACCESS TO INFORMATION.  The Company hereby agrees to provide access to
      ---------------------
Biomerica and its authorized representatives (e.g., its auditors) during normal business hours to the Company's computer systems, software, accounting records, and other books and records, to the extent that the foregoing relate to Biomerica and to the extent that Biomerica has a legitimate business purpose for requesting such access; provided, that such parties agree to execute confidentiality and non-disclosure agreements acceptable to the Company.

12.   MISCELLANEOUS.
      -------------

      12.1  ENTIRE AGREEMENT.  Except as otherwise provided herein, this
            ----------------
Agreement constitutes the entire agreement between the parties, and all prior negotiations, representations, or agreements between the parties, whether oral or written, are merged into this Agreement. This Agreement may only be modified by an agreement in writing executed by the parties hereto.

      12.2  BINDING EFFECT, ASSIGNMENT.  Neither this Agreement nor any of its
            --------------------------
provisions are assignable by either of the contracting parties. This Agreement shall inure to the benefit of and be binding upon their respective successors in interest and personal representatives and shall extend to their controlled corporations, partnerships, trusts, proprietorships, affiliates, agents, trustees or executives. In the event that the Company shall be sold (either stock or assets) or shall merge into another entity, the Company agrees that the assumption of all of its obligations hereunder by the acquiring or surviving entity shall be a condition to the consummation of such transaction.


      12.3  NOTICES.  All notices, requests, demands, and other communications
            -------
provided for hereunder shall be in writing (or by telex or facsimile transmission) and shall be deemed to have been duly given:

                 (i) on the date of service if delivered in person or by telex or facsimile transmission (with the telex or facsimile confirmation of transmission receipt acting as confirmation of service when sent and provided that telexed or telecopied notices are also mailed by first class, certified or registered mail, postage prepaid); or

                 (ii) In seventy-two (72) hours after mailing by first class, registered or certified mail, postage prepaid, and properly addressed as follows:

          The BigStore.com, Inc.:            Biomerica, Inc.:
          ----------------------             ---------------

          3388 Via Lido                      1533 Monrovia Avenue
                       ------------
          Newport Beach, California 92660    Newport Beach, California 92663
          Facsimile: 949-675-5287            Facsimile:  (949) 722-6674
          Attn:                              Attn:  Zackary Irani, President
                -------------------

or at such other address as the party affected may designate in a written notice in compliance with this Section.

     12.4 ARBITRATION.  Except for matters covered by Section 6(d) above, all
          -----------
disputes arising out of or in connection with this Agreement shall be finally settled under the Rules of American Arbitration Association ("AAA") by one or more arbitrators appointed in accordance with said Rules. The place of arbitration shall be Orange County, California. The parties hereby renounce any right of recourse which they may have before the court of any jurisdiction except to obtain preliminary or injunctive relief or enforce an award of the arbitrator.

     If any award rendered by AAA in accordance with this arbitration clause would not be capable of being executed in the jurisdiction of a party against whom a claim for payment is made or where that party resides or carries on business, neither the award nor the said arbitration clause shall bar a party hereto from taking action before the courts that have jurisdiction over such other party.

     12.5 ATTORNEY FEES.  In the event that any party shall bring an action or
          -------------
arbitration in connection with the performance, breach or interpretation hereof, then the prevailing party in such action, as determined by the court or other body having jurisdiction, shall be entitled to recover from the losing party in such action, as determined by the court or other body having jurisdiction, all reasonable costs and expenses of litigation or arbitration, including reasonable attorneys fees, court costs, costs of investigation and other costs reasonably related to such proceeding, in such amounts as may be determined in the discretion of the court or other body having jurisdiction.

     12.6 SECTION HEADINGS.  The various section headings are inserted for
          ----------------
purposes of convenience only and shall not affect the meaning or interpretation of this Agreement or any section hereof.

     12.7 SEVERABILITY.  In the event that any provisions, or portions thereof,
          ------------
of this Agreement are held to be unenforceable or invalid by any court of competent jurisdiction, the validity and enforceability of the remaining provisions, or portions thereof, shall not be affected thereby.

     12.8 COUNTERPARTS.  This Agreement may be executed in one or more
          ------------
counterparts, all of which together shall constitute a single agreement, each of which shall be an original for all purposes.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.

      THE BIGSTORE.COM, INC.                    BIOMERICA, INC.

By:                                             By:
    ------------------------
Name:                                           Name:  Zackary Irani
      ----------------------
Title:                                          Title:    President
      ----------------------

                                Exhibit 10.13

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                                BIOMERICA, INC.

                         COMMON STOCK PURCHASE WARRANT

     1.   Issuance; Certain Definitions.  In consideration of good and valuable
          -----------------------------
consideration, the receipt of which is hereby acknowledged by BIOMERICA, INC., a Delaware corporation (the "Company"), THE BIGSTORE.COM, INC. or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., California time, on June 10, 2004, Six Hundred Sixty Thousand (660,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.08 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $5.00 per share, subject to further adjustment as set forth in Section 6 hereof. This Warrant is being issued to the Holder in consideration for the services to be rendered by the Holder to the Company pursuant to the terms of that certain Back-end Processing Services Agreement of even date herewith.

     2.   Exercise of Warrants.  The Holder's right to exercise this Warrant
          --------------------
shall vest in equal increments at the first, second and third anniversaries of the date of issuance of this Warrant; provided, however, that the Holder's right to exercise the Warrant shall fully vest immediately prior to a public offering of the Company's common stock. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The only condition to vesting of the Holder's right to exercise this Warrant shall be the passage of time and Holder's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the five (5) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed, multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate. UPON EXERCISE OF THE WARRANT AND ISSUANCE OF THE UNDERLYING SHARES OF COMMON STOCK, THE HOLDER AND/OR ANY AFFILIATE (AS DEFINED BY THE SECURITIES AND EXCHANGE ACT OF 1934) TO WHOM SOME OR ALL OF THE WARRANT SHALL HAVE BEEN TRANSFERRED OR ASSIGNED SHALL GRANT TO ZACKARY IRANI, IN ANY CAPACITY, CURRENTLY AS PRESIDENT AND CHIEF EXECUTIVE

OFFICER OF THE COMPANY, AN IRREVOCABLE PROXY TO VOTE THE SHARES OF COMMON STOCK UNDERLYING THE WARRANT, WHICH PROXY SHALL EXPIRE FIVE (5) YEARS FROM THE DATE OF GRANT.

     3.   Reservation of Shares.  The Company hereby agrees that at all times
          ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.   Mutilation or Loss of Warrant.  Upon receipt by the Company of
          -----------------------------
evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.   Rights of the Holder.  The Holder shall not, by virtue hereof, be
          --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   Protection Against Dilution.
          ---------------------------

          6.1  Adjustment Mechanism.  If an adjustment of the Exercise Price is
               --------------------
required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          6.2  Capital Adjustments.  In case of any stock split or reverse stock
               -------------------
split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          6.3  Adjustment for Spin Off.  If, for any reason, prior to the
               ------------------------
exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                         (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                         (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the "Average Market Price of the Common Stock" shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

          6.4  No Adjustment for Dividends.  Except as provided in Section 6.2
               ---------------------------
hereof, no adjustment in respect of any dividends or distributions out of earnings shall be made during the term of a Warrant or upon the conversion of a Warrant.

     7.   Transfer to Comply with the Securities Act; Registration Rights.
          ---------------------------------------------------------------

          (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

          (b) The Company hereby grants to the Holder piggyback registration rights with respect to the Warrant Shares. In the event the Company is filing a Registration Statement for itself or on behalf of any of its shareholders, the Company shall notify the Holder in writing reasonably in advance of such filing (but at least five business days) and give the Holder the opportunity to include all or any party of the Warrant Shares (whether or not previously issued), to the extent permissible under the Act or any regulation promulgated thereunder. Upon the Holder's notification that the Holder desires to have all or any portion of the Warrant Shares included in such registration, the Company shall, at no cost or expense to the Holder, include or cause to be included in such registration statement the Warrant Shares so identified by the Holder. Notwithstanding any other provision of this Section 7(b), in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude, the number of shares (including those of Holder) to be included in such Piggyback Registration. If limited, Holder's shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

     8.   Notices.  Any notice or other communication required or permitted
          -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

          (i)  if the to Company, to:

               Biomerica, Inc.
               1533 Monrovia Avenue
               Newport Beach, California 92663
               Attn: Zackary S. Irani, President
               Facsimile: (949) 722-6674

          (ii) if to the Holder, to:

               The BigStore.com, Inc.
               3388 Via Lido
               Newport Beach, California 92660
               Facsimile: 949-675-5287

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9.   Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

     10.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     11.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     12.  Descriptive Headings.  Descriptive headings of the several Sections of
          --------------------
this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the day of June, 1999.
------

                              Biomerica, Inc.


                              By:
                              Name:     Zackary S. Irani
                              Its:      President

Attest:



Name:
Title:

                         NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right,
represented by the Warrant Certificate dated as of                             ,
                                                   ------------------------
1999, to purchase                     shares of the Common Stock, par value
                  -------------------
[$0.08] per share, of BIOMERICA, INC., and tenders herewith payment in accordance with Section 1 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:







Dated:
      ---------------------



[Name of Holder]



By:



          CASH:     $
                     ----------------------


          CASHLESS EXERCISE

                                Exhibit 10.14

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

                                BIOMERICA, INC.

                         COMMON STOCK PURCHASE WARRANT

     1.   Issuance; Certain Definitions.  In consideration of good and valuable
          -----------------------------
consideration, the receipt of which is hereby acknowledged by BIOMERICA, INC., a Delaware corporation (the "Company"), RJM CONSULTING, LLC., or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., California time, on June 10, 2004, One Million (1,000,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.08 per share (the "Common Stock") at an initial exercise price per share (the "Exercise Price") of $3.00 per share, subject to further adjustment as set forth in
Section 6 hereof. One-half of this Warrant is being issued to the Holder in consideration for Holder's services in raising equity capital for the Company and one-half of this Warrant is being issued to the Holder in consideration for Holder's introduction of The BigStore.com, Inc. to the Company.

     2.   Exercise of Warrants.  The Holder's right to exercise this Warrant
          --------------------
shall vest in equal increments at the first, second and third anniversaries of the date of issuance of this Warrant; provided, however, that the Holder's right to exercise the Warrant shall fully vest immediately prior to a public offering of the Company's common stock. This Warrant is exercisable in whole or in part at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. The only condition to vesting of the Holder's right to exercise this Warrant shall be the passage of time and Holder's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, (which Notice of Exercise Form may be submitted either by delivery to the Company or by facsimile transmission as provided in Section 8 hereof), together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market for the five (5) trading days preceding the Company's receipt of the Notice of Exercise Form duly executed multiplied by the number of shares of Common Stock to be issued upon surrender of this Warrant Certificate. UPON EXERCISE OF THE WARRANT AND ISSUANCE OF THE UNDERLYING SHARES OF COMMON STOCK, THE HOLDER AND/OR ANY AFFILIATE (AS DEFINED BY THE SECURITIES AND EXCHANGE ACT OF 1934) TO WHOM SOME OR ALL OF THE WARRANT SHALL HAVE BEEN TRANSFERRED OR ASSIGNED SHALL GRANT TO ZACKARY IRANI, IN ANY CAPACITY, CURRENTLY AS PRESIDENT

AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, AN IRREVOCABLE PROXY TO VOTE THE SHARES OF COMMON STOCK UNDERLYING THE WARRANT, WHICH PROXY SHALL EXPIRE FIVE (5) YEARS FROM THE DATE OF GRANT.

     3.   Reservation of Shares.  The Company hereby agrees that at all times
          ---------------------
during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").

     4.   Mutilation or Loss of Warrant.  Upon receipt by the Company of
          -----------------------------
evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

     5.   Rights of the Holder.  The Holder shall not, by virtue hereof, be
          --------------------
entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     6.   Protection Against Dilution.
          ---------------------------

          6.1  Adjustment Mechanism.  If an adjustment of the Exercise Price is
               --------------------
required pursuant to this Section 6, the Holder shall be entitled to purchase such number of additional shares of Common Stock as will cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal
(iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          6.2  Capital Adjustments.  In case of any stock split or reverse stock
               -------------------
split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          6.3  Adjustment for Spin Off.  If, for any reason, prior to the
               ------------------------
exercise of this Warrant in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Company, then

                         (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unexercised Warrants outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Warrants") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Holder on the exercise of all or any of the Outstanding Warrants, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Warrants then being exercised, and (II) the denominator is the amount of the Outstanding Warrants; and

                         (b) the Exercise Price on the Outstanding Warrants shall be adjusted immediately after consummation of the Spin Off by multiplying the Exercise Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the Common Stock for the five (5) trading days immediately following the fifth trading day after the Record Date, and the denominator of which is the Average Market Price of the Common Stock on the five (5) trading days immediately preceding the Record Date; and such adjusted Exercise Price shall be deemed to be the Exercise Price with respect to the Outstanding Warrants after the Record Date.

For the purposes of this Section 6.3, the "Average Market Price of the Common Stock" shall mean, for the relevant period, (x) the average closing bid price of a share of Common Stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the Common Stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in The Wall Street Journal.

     7.   Transfer to Comply with the Securities Act; Registration Rights.
          ---------------------------------------------------------------

          (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

          (b) The Company hereby grants to the Holder piggyback registration rights with respect to the Warrant Shares. In the event the Company is filing a Registration Statement for itself or on behalf of any of its shareholders, the Company shall notify the Holder in writing reasonably in advance of such filing (but at least five business days) and give the Holder the opportunity to include all or any party of the Warrant Shares (whether or not previously issued), to the extent permissible under the Act or any regulation promulgated thereunder. Upon the Holder's notification that the Holder desires to have all or any portion of the Warrant Shares included in such registration, the Company shall, at no cost or expense to the Holder, include or cause to be included in such registration statement the Warrant Shares so identified by the Holder. Notwithstanding any other provision of this Section 7(b), in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude entirely, the number of shares (including those of Holder) to be included in such Piggyback Registration. If limited, Holder's shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

     8.   Notices.  Any notice or other communication required or permitted
          -------
hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

          (i)  if the to Company, to:

               Biomerica, Inc.
               1533 Monrovia Avenue
               Newport Beach, California  92663
               Attn:  Zackary S. Irani, President
               Facsimile:  (949) 722-6674

          (ii) if to the Holder, to:

               RJM Consulting, LLC
               3388 Via Lido
               Newport Beach, California  92660
               Facsimile:  (949) 675-5287

Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

     9.   Supplements and Amendments; Whole Agreement.  This Warrant may be
          -------------------------------------------
amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant of even date herewith contain the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

     10.  Governing Law.  This Warrant shall be deemed to be a contract made
          -------------
under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     11.  Counterparts.  This Warrant may be executed in any number of
          ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     12.  Descriptive Headings.  Descriptive headings of the several Sections of
          --------------------
this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the day of June, 1999.
-------
                              Biomerica, Inc.


                              By:
                              Name:     Zackary S. Irani
                              Its:      President

Attest:



Name:
Title:

                         NOTICE OF EXERCISE OF WARRANT

     The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate dated as of
                                                   --------------------------,
1999, to purchase          shares of the Common Stock, par value [$0.08] per
                  --------
share, of BIOMERICA, INC. and tenders herewith payment in accordance with
Section 1 of said Common Stock Purchase Warrant.

     Please deliver the stock certificate to:






Dated:
       --------------------



[Name of Holder]



By:



          CASH:     $
                      --------------------


          CASHLESS EXERCISE

                                Exhibit 10.15

                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT

     This Non-Qualified Option Agreement (the "Agreement") is made and entered into effective as of June 10, 1999 by and between BIOMERICA, INC., a Delaware corporation (the "Corporation"), and Zackary Irani, and his permitted designees and assigns (the "Optionee").

     WHEREAS, in recognition of Optionee's efforts in structuring and negotiate this Corporation's strategic alliance with The BigStore.com, Inc. and to encourage Optionee's continued employment and association with the Company, the Corporation desires to grant to Optionee an option to acquire 1,000,000 shares of the Corporation.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Grant of Option. In consideration for the Services provided by
          ---------------
Optionee to the Corporation (including serving on the Corporation's Board of Directors), the Corporation hereby grants to Optionee and its permitted designees and assignees, as of the date hereof, the right and option to purchase, on the terms and conditions hereinafter set forth, One Million (1,000,000) shares of the Corporation's common stock (the "Common Shares"), as such amount is set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 14 below. It is understood and acknowledged that the Option is designated as a Non-Qualified Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code.

     2.   Option Price.  The price to be paid for the shares of common stock to
          ------------
be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

     3.   Right to Exercise.  The Optionee's right to exercise the Option shall
          -----------------
vest in equal increments at the first, second and third anniversaries of the date on which the Option is granted; provided, however, that the Option shall fully vest immediately prior to a public offering of the Company's common stock. The only condition to vesting of the Optionee's right to exercise the Option shall be the passage of time and Optionee's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment.

     4.   Securities Law Requirements.  No part of the Option shall be exercised
          ---------------------------
if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

     5.   Term of Option.  The Option shall remain exercisable for a period of
          --------------
ten (10) years.

     6.   Nontransferability. Except in the event of death or incapacity of
          ------------------
Optionee, and except as otherwise provided herein or unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law (except upon the dissolution or liquidation of the Optionee and then only to the owners of the Optionee) and shall not be pledged or hypothecated in any way. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate. Notwithstanding the foregoing, Optionee shall have the one-time right to assign its rights in all or part of the Option to affiliates and other parties involved in the provision of the Services to the Corporation; provided each such party agrees to enter into an option agreement with terms substantially similar to the terms of this Agreement.

     7.   Effect of Exercise.  Upon exercise of all or any part of the Option,
          ------------------
the number of shares of common stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     8.   Method of Exercise.  Each exercise of the Option shall be by means of
          ------------------
a written notice of exercise in substantially the form prescribed from time to time by the Board delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of common stock purchased under the Option. Such notice shall specify the number of shares of common stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

     The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; (iii) by delivery of a full recourse promissory note bearing interest at the then prevailing rate having such payment terms and conditions as the Corporation may determine, or (iv) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no
                                                        --------  -------
stock certificate representing the shares be released until the note shall have been paid in full.

     9.   Withholding Taxes.  If the Optionee is an employee or former employee
          -----------------
of the Corporation when all or part of the option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the fair market value of the common stock acquired upon exercise. Alternatively, the Corporation may accept shares having a fair market value equal to the amount of the withholding taxes.

     10.  Issuance of Shares.  Subject to the foregoing conditions, the
          ------------------
Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of common stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person.

     11.  Piggyback Registration Rights.
          -----------------------------

          11.1      Piggyback Registration.  If the Corporation at any time
                    ----------------------
proposes to register any shares of Common Stock under the Act whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of Common Stock owned by the Optionee (a "Piggyback Registration"), the Corporation shall at such time notify the Optionee at least 30 days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Optionee made within ten (10) days after such notice (which request shall specify the Common Stock intended to be registered), the Corporation will use its best efforts, subject to the limitations set forth below, to include in such registration the Shares. For the purposes of this subsection 11.1, best efforts shall not require the Corporation to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Optionee to provide all such information and material and to take all actions as may be required by the Corporation in order to permit the Corporation to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this
Section 11, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit, or exclude entirely, the number of shares (including those of Optionee) to be included in such Piggyback Registration. If limited, Optionee's shares will be registered pro rata with any other holders of Common Stock or Common Stock equivalents having Registration Rights.

          11.2      Sales Commissions and Other Charges.  Optionee shall pay all
                    -----------------------------------
sales commissions or other similar selling charges with respect to Common Stock sold by such Optionee pursuant to a registration statement. The Corporation shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Corporation and reasonable fees and expenses of one counsel, selected by Optionee, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Optionee) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

     12.  Limitation of Optionee's Rights.  Neither Optionee nor any person
          -------------------------------
entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of common stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     13.  Consent Required to Transfer.  Except as provided herein, in
          ----------------------------
connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Corporation's secondary public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of common stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

     14.  Protection Against Dilution.
          ---------------------------

          14.1 Adjustment Mechanism.  If an adjustment of the Purchase Price is
               --------------------
required pursuant to this Section 14, the Optionee shall be entitled to purchase such number of additional shares of common stock as will cause (i) the total number of shares of common stock is entitled to purchase pursuant to this Option, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of common stock is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          14.2 Capital Adjustment.  In case of any stock split or reverse stock
               ------------------
split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Company, the provisions of this Section 14 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Option and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section 14 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          14.3 Adjustment for Spin Off.  If, for any reason, prior to the
               -----------------------
purchase of this Option in full, the Company spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Company does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holder of the Company, then

               (a) the Company shall cause (i) to be reserved Spin Off Securities equal to the number thereof that would have been issued to the Optionee had the entire unexercised portion of the Option outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Company (the "Outstanding Portion") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and (ii) to be issued to the Optionee on the purchase of all or any of the Outstanding Portion, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Portion then being purchased, and (II) the denominator is the amount of the Outstanding Portion; and

               (b) the Purchase Price on the Outstanding Portion shall be adjusted immediately after consummation of the Spin Off by multiplying he Purchaser Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the common stock for the five (5) trading days immediately following the fifth trading day after the Record Date; and such adjusted Purchase Price shall be deemed to be the Purchase Price with respect to the Outstanding Portion after the Record Date.

For the purposes of this Section 14.3, the "Average Market Price of the common stock" shall mean, for the relevant period (x) the average closing bid price of a share of common stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the common stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in the Wall Street Journal.

     15.  Notices.  Any notice to the Corporation contemplated by this Agreement
          -------
shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to Optionee at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

     16.  Interpretation.  The interpretation, construction, performance and
          --------------
enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

     17.  Governing Law.  This Agreement has been made, executed and delivered
          -------------
in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

                                 SIGNATURE PAGE
                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT




Date of Grant:                            June 10, 1999

Purchase Price:                           $3.00  per share

Number of Shares:                         1,000,000

Vesting Schedule:                         See Section 3.

      IN WITNESS WHEREOF, this Non-Qualified Option Agreement has been delivered by the Parties hereto.

Date:                                     "Optionee"
      ------------------------

                                          --------------------------------
                                          Zackary Irani

                                          Address:
                                                   ------------------------
                                          ---------------------------------

                                          Tax Identification Number:
                                                                     ------

The Company hereby agrees to
all the terms of the Agreement.

Biomerica, Inc.


By:
    ----------------------
Name:
      --------------------
Title:
       -------------------

                                Exhibit 10.16

                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT

     This Non-Qualified Option Agreement (the "Agreement") is made and entered into effective as of June 10, 1999 by and between BIOMERICA, INC., a Delaware corporation (the "Corporation"), and Janet Moore, and her permitted designees and assigns (the "Optionee").

     WHEREAS, in recognition of the outstanding services provided by Optionee to the Corporation and to encourage Optionee's continued employment and association with the Company, the Corporation desires to grant to Optionee an option to acquire 50,000 shares of the Corporation.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Grant of Option. In consideration for the Services provided by
          ---------------
Optionee to the Corporation, the Corporation hereby grants to Optionee and her permitted designees and assignees, as of the date hereof, the right and option to purchase, on the terms and conditions hereinafter set forth, Fifty Thousand (50,000) shares of the Corporation's common stock (the "Common Shares"), as such amount is set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 14 below. It is understood and acknowledged that the Option is designated as a Non-Qualified Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code.

     2.   Option Price.  The price to be paid for the shares of common stock to
          ------------
be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

     3.   Right to Exercise.  The Optionee's right to exercise the Option shall
          -----------------
vest in equal increments at the first, second and third anniversaries of the date on which the Option is granted; provided, however, that the Option shall fully vest immediately prior to a public offering of the Company's common stock. The only condition to vesting of the Optionee's right to exercise the Option shall be the passage of time and Optionee's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment.

     4.   Securities Law Requirements.  No part of the Option shall be exercised
          ---------------------------
if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

     5.   Term of Option.  The Option shall remain exercisable for a period of
          --------------
ten (10) years.

     6.   Nontransferability.  Except in the event of death or incapacity of
          ------------------
Optionee, and except as otherwise provided herein or unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law (except upon the dissolution or liquidation of the Optionee and then only to the owners of the Optionee) and shall not be pledged or hypothecated in any way. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate. Notwithstanding the foregoing, Optionee shall have the one-time right to assign her rights in all or part of the Option to affiliates and other parties involved in the provision of the Services to the Corporation; provided each such party agrees to enter into an option agreement with terms substantially similar to the terms of this Agreement.

     7.   Effect of Exercise.  Upon exercise of all or any part of the Option,
          ------------------
the number of shares of common stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     8.   Method of Exercise.  Each exercise of the Option shall be by means of
          ------------------
a written notice of exercise in substantially the form prescribed from time to time by the Board delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of common stock purchased under the Option. Such notice shall specify the number of shares of common stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

     The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; (iii) by delivery of a full recourse promissory note bearing interest at the then prevailing rate having such payment terms and conditions as the Corporation may determine; or (iv) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no
                                                        --------  -------
stock certificate representing the shares be released until the note shall have been paid in full.

     9.   Withholding Taxes.  If the Optionee is an employee or former employee
          -----------------
of the Corporation when all or part of the option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the fair market value of the common stock acquired upon exercise. Alternatively, the Corporation may accept shares having a fair market value equal to the amount of the withholding taxes.

     10.  Issuance of Shares.  Subject to the foregoing conditions, the
          ------------------
Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of common stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person.

     11.  Piggyback Registration Rights.
          -----------------------------

          11.1      Piggyback Registration.  If the Corporation at any time
                    ----------------------
proposes to register any shares of common stock under the Securities Act of 1933 (the "Act") whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of common stock owned by the Optionee (a "Piggyback Registration"), the Corporation shall at such time notify the Optionee at least thirty (30) days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Optionee made within ten (10) days after such notice (which request shall specify the common stock intended to be registered), the Corporation will use its best efforts, subject to the limitations set forth below, to include in such registration the Common Shares. For the purposes of this subsection 11.1, best efforts shall not require the Corporation to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Optionee to provide all such information and material and to take all actions as may be required by the Corporation in order to permit the Corporation to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Section 11, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares (including those of Optionee) to be included in such Piggyback Registration. If limited, Optionee's shares will be registered pro rata with any other holders of common stock or common stock equivalents having Registration Rights.

          11.2      Sales Commissions and Other Charges.  Optionee shall pay all
                    -----------------------------------
sales commissions or other similar selling charges with respect to common stock sold by such Optionee pursuant to a registration statement. The Corporation shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Corporation and reasonable fees and expenses of one counsel, selected by Optionee, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Optionee) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

     12.  Limitation of Optionee's Rights.  Neither Optionee nor any person
          -------------------------------
entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of common stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     13.  Consent Required to Transfer.  Except as provided herein, in
          ----------------------------
connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation's secondary public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of common stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

     14.  Protection Against Dilution.
          ---------------------------

          14.1 Adjustment Mechanism.  If an adjustment of the Purchase Price is
               --------------------
required pursuant to this Section 14, the Optionee shall be entitled to purchase such number of additional shares of common stock as will cause (i) the total number of shares of common stock is entitled to purchase pursuant to this Option, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of common stock is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          14.2 Capital Adjustment.  In case of any stock split or reverse stock
               ------------------
split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section 14 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Option and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section 14 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          14.3 Adjustment for Spin Off.  If, for any reason, prior to the
               -----------------------
purchase of this Option in full, the Corporation spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Corporation does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holder of the Corporation, then

               (a) the Corporation shall cause (i) to be reserved Spin Off Securities equal to the number thereof that would have been issued to the Optionee had the entire unexercised portion of the Option outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Corporation (the "Outstanding Portion") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and
(ii) to be issued to the Optionee on the purchase of all or any of the Outstanding Portion, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Portion then being purchased, and
(II) the denominator is the amount of the Outstanding Portion; and

               (b) the Purchase Price on the Outstanding Portion shall be adjusted immediately after consummation of the Spin Off by multiplying the Purchase Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the common stock for the five (5) trading days immediately following the fifth trading day after the Record Date; and such adjusted Purchase Price shall be deemed to be the Purchase Price with respect to the Outstanding Portion after the Record Date.
For the purposes of this Section 14.3, the "Average Market Price of the common stock" shall mean, for the relevant period (x) the average closing bid price of a share of common stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the common stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in the Wall Street Journal.

     15.  Restricted Securities.  Optionee understands that the Option and the
          ---------------------
Common Shares issuable upon exercise of the Option are "restricted securities" under the federal securities laws in as much as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

     16.  Notices.  Any notice to the Corporation contemplated by this Agreement
          -------
shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to Optionee at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

     17.  Interpretation.  The interpretation, construction, performance and
          --------------
enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

     18.  Governing Law.  This Agreement has been made, executed and delivered
          -------------
in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

                                SIGNATURE PAGE
                                BIOMERICA, INC.


                         NON-QUALIFIED OPTION AGREEMENT


Date of Grant:                            June 10, 1999

Purchase Price:                           $3.00  per share

Number of Shares:                         50,000

Vesting Schedule:                         See Section 3.

      IN WITNESS WHEREOF, this Non-Qualified Option Agreement has been delivered by the Parties hereto.

Date:                                     "Optionee"
      ------------------------


                                          ----------------------------------
                                          Janet Moore

                                          Address:
                                                   -------------------------
                                          ----------------------------------

                                          Tax Identification Number:
                                                                     -------
The Corporation hereby agrees to
all the terms of the Agreement.

Biomerica, Inc.



By:
   ---------------------------------
Name:   Zackary Irani
Title:  President

                                Exhibit 10.17

                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT

     This Non-Qualified Option Agreement (the "Agreement") is made and entered into effective as of June 10, 1999 by and between BIOMERICA, INC., a Delaware corporation (the "Corporation"), and Dr. Philip Kaplan, and his permitted designees and assigns (the "Optionee").

     WHEREAS, in recognition of the outstanding services provided by Optionee to the Corporation and to encourage Optionee's continued employment and association with the Company, the Corporation desires to grant to Optionee an option to acquire 10,000 shares of the Corporation.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Grant of Option. In consideration for the Services provided by
          ---------------
Optionee to the Corporation, the Corporation hereby grants to Optionee and his permitted designees and assignees, as of the date hereof, the right and option to purchase, on the terms and conditions hereinafter set forth, Ten Thousand (10,000) shares of the Corporation's common stock (the "Common Shares"), as such amount is set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 14 below. It is understood and acknowledged that the Option is designated as a Non-Qualified Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code.

     2.   Option Price.  The price to be paid for the shares of common stock to
          ------------
be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

     3.   Right to Exercise.  The Optionee's right to exercise the Option shall
          -----------------
vest in equal increments at the first, second and third anniversaries of the date on which the Option is granted; provided, however, that the Option shall fully vest immediately prior to a public offering of the Company's common stock. The only condition to vesting of the Optionee's right to exercise the Option shall be the passage of time and Optionee's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment.

     4.   Securities Law Requirements.  No part of the Option shall be exercised
          ---------------------------
if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

     5.   Term of Option.  The Option shall remain exercisable for a period of
          --------------
ten (10) years.

     6.   Nontransferability.  Except in the event of death or incapacity of
          ------------------
Optionee, and except as otherwise provided herein or unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law (except upon the dissolution or liquidation of the Optionee and then only to the owners of the Optionee) and shall not be pledged or hypothecated in any way. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate. Notwithstanding the foregoing, Optionee shall have the one-time right to assign its rights in all or part of the Option to affiliates and other parties involved in the provision of the Services to the Corporation; provided each such party agrees to enter into an option agreement with terms substantially similar to the terms of this Agreement.

     7.   Effect of Exercise.  Upon exercise of all or any part of the Option,
          ------------------
the number of shares of common stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     8.   Method of Exercise.  Each exercise of the Option shall be by means of
          ------------------
a written notice of exercise in substantially the form prescribed from time to time by the Board delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of common stock purchased under the Option. Such notice shall specify the number of shares of common stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

     The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; (iii) by delivery of a full recourse promissory note bearing interest at the then prevailing rate having such payment terms and conditions as the Corporation may determine; or (iv) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no
                                                        --------  -------
stock certificate representing the shares be released until the note shall have been paid in full.

     9.   Withholding Taxes.  If the Optionee is an employee or former employee
          -----------------
of the Corporation when all or part of the option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the fair market value of the common stock acquired upon exercise. Alternatively, the Corporation may accept shares having a fair market value equal to the amount of the withholding taxes.

     10.  Issuance of Shares.  Subject to the foregoing conditions, the
          ------------------
Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of common stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person.

     11.  Piggyback Registration Rights.
          -----------------------------

          11.1      Piggyback Registration.  If the Corporation at any time
                    ----------------------
proposes to register any shares of common stock under the Securities Act of 1933, as amended (the "Act") whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of common stock owned by the Optionee (a "Piggyback Registration"), the Corporation shall at such time notify the Optionee at least thirty (30) days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Optionee made within ten (10) days after such notice (which request shall specify the common stock intended to be registered), the Corporation will use its best efforts, subject to the limitations set forth below, to include in such registration the Common Shares. For the purposes of this subsection 11.1, best efforts shall not require the Corporation to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Optionee to provide all such information and material and to take all actions as may be required by the Corporation in order to permit the Corporation to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Section 11, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares (including those of Optionee) to be included in such Piggyback Registration. If limited, Optionee's shares will be registered pro rata with any other holders of common stock or common stock equivalents having Registration Rights.

          11.2      Sales Commissions and Other Charges.  Optionee shall pay all
                    -----------------------------------
sales commissions or other similar selling charges with respect to common stock sold by such Optionee pursuant to a registration statement. The Corporation shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Corporation and reasonable fees and expenses of one counsel, selected by Optionee, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Optionee) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

     12.  Limitation of Optionee's Rights.  Neither Optionee nor any person
          -------------------------------
entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of common stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     13.  Consent Required to Transfer.  Except as provided herein, in
          ----------------------------
connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation's secondary public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of common stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

     14.  Protection Against Dilution.
          ---------------------------

          14.1 Adjustment Mechanism.  If an adjustment of the Purchase Price is
               --------------------
required pursuant to this Section 14, the Optionee shall be entitled to purchase such number of additional shares of common stock as will cause (i) the total number of shares of common stock is entitled to purchase pursuant to this Option, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of common stock is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          14.2 Capital Adjustment.  In case of any stock split or reverse stock
               ------------------
split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section 14 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Option and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section 14 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          14.3 Adjustment for Spin Off.  If, for any reason, prior to the
               -----------------------
purchase of this Option in full, the Corporation spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Corporation does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holder of the Corporation, then

               (a) the Corporation shall cause (i) to be reserved Spin Off Securities equal to the number thereof that would have been issued to the Optionee had the entire unexercised portion of the Option outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Corporation (the "Outstanding Portion") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and
(ii) to be issued to the Optionee on the purchase of all or any of the Outstanding Portion, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Portion then being purchased, and
(II) the denominator is the amount of the Outstanding Portion; and

               (b) the Purchase Price on the Outstanding Portion shall be adjusted immediately after consummation of the Spin Off by multiplying the Purchase Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the common stock for the five (5) trading days immediately following the fifth trading day after the Record Date; and such adjusted Purchase Price shall be deemed to be the Purchase Price with respect to the Outstanding Portion after the Record Date.

For the purposes of this Section 14.3, the "Average Market Price of the common stock" shall mean, for the relevant period (x) the average closing bid price of a share of common stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the common stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in the Wall Street Journal.

     15.  Restricted Securities.  Optionee understands that the Option and the
          ---------------------
Common Shares issuable upon exercise of the Option are "restricted securities" under the federal securities laws in as much as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

     16.  Notices.  Any notice to the Corporation contemplated by this Agreement
          -------
shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to Optionee at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

     17.  Interpretation.  The interpretation, construction, performance and
          --------------
enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

     18.  Governing Law.  This Agreement has been made, executed and delivered
          -------------
in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

                                SIGNATURE PAGE
                                BIOMERICA, INC.


                         NON-QUALIFIED OPTION AGREEMENT


Date of Grant:                            June 10, 1999

Purchase Price:                           $3.00  per share

Number of Shares:                         10,000

Vesting Schedule:                         See Section 3.

      IN WITNESS WHEREOF, this Non-Qualified Option Agreement has been delivered by the Parties hereto.

Date:                                     "Optionee"
      ------------------------


                                          ----------------------------------
                                          Dr. Philip Kaplan

                                          Address:
                                                   -------------------------
                                          ----------------------------------

                                          Tax Identification Number:
                                                                    --------
The Corporation hereby agrees to
all the terms of the Agreement.

Biomerica, Inc.



By:
   ---------------------------------
Name:   Zackary Irani
Title:  President

                                Exhibit 10.18

                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT

     This Non-Qualified Option Agreement (the "Agreement") is made and entered into effective as of June 10, 1999 by and between BIOMERICA, INC., a Delaware corporation (the "Corporation"), and Dr. Robert A. Orlando, and his permitted designees and assigns (the "Optionee").

     WHEREAS, in recognition of the outstanding services provided by Optionee to the Corporation and to encourage Optionee's continued employment and association with the Company, the Corporation desires to grant to Optionee an option to acquire 40,000 shares of the Corporation.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Grant of Option. In consideration for the Services provided by
          ---------------
Optionee to the Corporation, the Corporation hereby grants to Optionee and his permitted designees and assignees, as of the date hereof, the right and option to purchase, on the terms and conditions hereinafter set forth, Forty Thousand (40,000) shares of the Corporation's common stock (the "Common Shares"), as such amount is set forth on the Signature Page attached hereto (the "Option"), subject to adjustment in accordance with the provisions of Section 14 below. It is understood and acknowledged that the Option is designated as a Non-Qualified Stock Option which will not qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code.

     2.   Option Price.  The price to be paid for the shares of common stock to
          ------------
be issued upon exercise of the Option or any part thereof shall be as set forth on the Signature Page (the "Purchase Price").

     3.   Right to Exercise.  The Optionee's right to exercise the Option shall
          -----------------
vest in equal increments at the first, second and third anniversaries of the date on which the Option is granted; provided, however, that the Option shall fully vest immediately prior to a public offering of the Company's common stock. The only condition to vesting of the Optionee's right to exercise the Option shall be the passage of time and Optionee's right to exercise the Option shall not be terminated for any reason, including (without limitation) by reason of death, disability, incapacity or termination of employment.

     4.   Securities Law Requirements.  No part of the Option shall be exercised
          ---------------------------
if counsel to the Corporation determines that any applicable registration requirement under the Securities Act of 1933, as amended, or any other applicable requirement of Federal or state law has not been met.

     5.   Term of Option.  The Option shall remain exercisable for a period of
          --------------
ten (10) years.

     6.   Nontransferability.  Except in the event of death or incapacity of
          ------------------
Optionee, and except as otherwise provided herein or unless the Corporation otherwise consents in writing, the option and all rights and privileges granted hereunder shall be non-assignable and non-transferable by the Optionee, either voluntarily or by operation of law (except upon the dissolution or liquidation of the Optionee and then only to the owners of the Optionee) and shall not be pledged or hypothecated in any way. Except as otherwise provided herein, any attempted alienation, assignment, pledge, hypothecation, attachment, execution or similar process, whether voluntary or involuntary, with respect to all or any part of the Option or any right thereunder, shall be null and void and, at the Corporation's option, shall cause all of Optionee's rights under this Agreement to terminate. Notwithstanding the foregoing, Optionee shall have the one-time right to assign its rights in all or part of the Option to affiliates and other parties involved in the provision of the Services to the Corporation; provided each such party agrees to enter into an option agreement with terms substantially similar to the terms of this Agreement.

     7.   Effect of Exercise.  Upon exercise of all or any part of the Option,
          ------------------
the number of shares of common stock subject to the Option under this Agreement shall be reduced by the number of shares with respect to which such exercise is made.

     8.   Method of Exercise.  Each exercise of the Option shall be by means of
          ------------------
a written notice of exercise in substantially the form prescribed from time to time by the Board delivered to the Secretary of the Corporation at its principal office and accompanied by payment in full of the option price for each share of common stock purchased under the Option. Such notice shall specify the number of shares of common stock with respect to which the Option is exercised and shall be signed by the person exercising the Option. If the Option is exercised by a person other than the Optionee, such notice shall be accompanied by proof, reasonably satisfactory to the Corporation, of such person's right to exercise the Option.

     The Purchase Price specified in Section 2 above shall be paid in full upon the exercise of the Option (i) by cash, in United States dollars; (ii) by cancellation of indebtedness owed by the Corporation to the Optionee; (iii) by delivery of a full recourse promissory note bearing interest at the then prevailing rate having such payment terms and conditions as the Corporation may determine; or (iv) by any combination of the foregoing. The Board of Directors may, but is not obligated to, accept a secured recourse promissory note of Optionee (bearing such rate of interest and such other terms as they may reasonably determine) as payment of the exercise price; provided, however, no
                                                        --------  -------
stock certificate representing the shares be released until the note shall have been paid in full.

     9.   Withholding Taxes.  If the Optionee is an employee or former employee
          -----------------
of the Corporation when all or part of the option is exercised, the Corporation may require the Optionee to deliver payment of any withholding taxes (in addition to the Option exercise price) in cash with respect to the difference between the Option exercise price and the fair market value of the common stock acquired upon exercise. Alternatively, the Corporation may accept shares having a fair market value equal to the amount of the withholding taxes.

     10.  Issuance of Shares.  Subject to the foregoing conditions, the
          ------------------
Corporation, as soon as reasonably practicable after receipt of a proper notice of exercise and without transfer or issue tax or other incidental expense to the person exercising the Option, shall deliver to such person at the principal office of the Corporation, or such other location as may be acceptable to the Corporation and such person, one or more certificates for the shares of common stock with respect to which the option has been exercised. Such shares shall be fully paid and nonassessable and shall be issued in the name of such person.

     11.  Piggyback Registration Rights.
          -----------------------------

          11.1      Piggyback Registration.  If the Corporation at any time
                    ----------------------
proposes to register any shares of common stock under the Securities Act of 1933 (the "Act") whether or not for sale for its own account, other than an offering primarily or exclusively to employees, and the registration form to be used may also be used for the registration of common stock owned by the Optionee (a "Piggyback Registration"), the Corporation shall at such time notify the Optionee at least thirty (30) days prior to the filing of any registration statement with respect thereto. Upon the receipt of a written request of Optionee made within ten (10) days after such notice (which request shall specify the common stock intended to be registered), the Corporation will use its best efforts, subject to the limitations set forth below, to include in such registration the Common Shares. For the purposes of this subsection 11.1, best efforts shall not require the Corporation to reduce the amount or sale price of the securities it proposes to register. Each such request shall also contain an undertaking from the Optionee to provide all such information and material and to take all actions as may be required by the Corporation in order to permit the Corporation to comply with all applicable federal and state securities laws. Notwithstanding any other provision of this Section 11, in the case of an underwritten public offering, if the managing underwriter determines that market factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of shares (including those of Optionee) to be included in such Piggyback Registration. If limited, Optionee's shares will be registered pro rata with any other holders of common stock or common stock equivalents having Registration Rights.

          11.2      Sales Commissions and Other Charges.  Optionee shall pay all
                    -----------------------------------
sales commissions or other similar selling charges with respect to common stock sold by such Optionee pursuant to a registration statement. The Corporation shall pay all registration and filing fees, fees and expenses of compliance with federal and state securities laws, printing expenses, messenger and delivery expenses, fees and disbursements of counsel and accountants for the Corporation and reasonable fees and expenses of one counsel, selected by Optionee, unless the applicable state securities laws require that stockholders whose securities are being registered pay their pro rata share of such fees, expenses and disbursements, in which case each stockholder (including the Optionee) participating in the registration shall pay its pro rata share of all such fees, expenses and disbursements based on its pro rata share of the total number of shares being registered.

     12.  Limitation of Optionee's Rights.  Neither Optionee nor any person
          -------------------------------
entitled to exercise the Option shall be or have any of the rights of a shareholder of the Corporation in respect of any share issuable upon the exercise of the Option unless and until a certificate or certificates representing shares of common stock shall have been issued and delivered upon exercise of the Option in full or in part. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificates are issued.

     13.  Consent Required to Transfer.  Except as provided herein, in
          ----------------------------
connection with any underwritten public offering by the Corporation of its equity securities pursuant to an effective registration statement filed under the Act, including the Corporation's secondary public offering, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any shares of common stock purchased under the Option without the prior written consent of the Corporation or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Corporation or such underwriters.

     14.  Protection Against Dilution.
          ---------------------------

          14.1 Adjustment Mechanism.  If an adjustment of the Purchase Price is
               --------------------
required pursuant to this Section 14, the Optionee shall be entitled to purchase such number of additional shares of common stock as will cause (i) the total number of shares of common stock is entitled to purchase pursuant to this Option, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of common stock is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

          14.2 Capital Adjustment.  In case of any stock split or reverse stock
               ------------------
split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section 14 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Option and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section 14 shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights.

          14.3 Adjustment for Spin Off.  If, for any reason, prior to the
               -----------------------
purchase of this Option in full, the Corporation spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Corporation does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holder of the Corporation, then

               (a) the Corporation shall cause (i) to be reserved Spin Off Securities equal to the number thereof that would have been issued to the Optionee had the entire unexercised portion of the Option outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Corporation (the "Outstanding Portion") been exercised as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and
(ii) to be issued to the Optionee on the purchase of all or any of the Outstanding Portion, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Outstanding Portion then being purchased, and
(II) the denominator is the amount of the Outstanding Portion; and

               (b) the Purchase Price on the Outstanding Portion shall be adjusted immediately after consummation of the Spin Off by multiplying the Purchase Price by a fraction (if, but only if, such fraction is less than 1.0), the numerator of which is the Average Market Price of the common stock for the five (5) trading days immediately following the fifth trading day after the Record Date; and such adjusted Purchase Price shall be deemed to be the Purchase Price with respect to the Outstanding Portion after the Record Date.

For the purposes of this Section 14.3, the "Average Market Price of the common stock" shall mean, for the relevant period (x) the average closing bid price of a share of common stock, as reported by Bloomberg, LP or, if not so reported, as reported on the over-the-counter market or (y) if the common stock is listed on a stock exchange, the closing price on such exchange on the date indicated in the relevant provision hereof, as reported in the Wall Street Journal.

     15.  Restricted Securities.  Optionee understands that the Option and the
          ---------------------
Common Shares issuable upon exercise of the Option are "restricted securities" under the federal securities laws in as much as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances.

     16.  Notices.  Any notice to the Corporation contemplated by this Agreement
          -------
shall be addressed to it in care of its President; any notice to the Optionee shall be addressed to Optionee at the address on file with the Corporation on the date hereof or at such other address as Optionee may hereafter designate in a writing delivered to the Corporation as provided herein.

     17.  Interpretation.  The interpretation, construction, performance and
          --------------
enforcement of this Agreement shall lie within the sole discretion of the Board, and the Board's determinations shall be conclusive and binding on all interested persons.

     18.  Governing Law.  This Agreement has been made, executed and delivered
          -------------
in, and the interpretation, performance and enforcement hereof shall be governed by and construed under the laws of the State of California.

                                SIGNATURE PAGE
                                BIOMERICA, INC.
                         NON-QUALIFIED OPTION AGREEMENT




Date of Grant:                            June 10, 1999

Purchase Price:                           $3.00  per share

Number of Shares:                         40,000

Vesting Schedule:                         See Section 3.

      IN WITNESS WHEREOF, this Non-Qualified Option Agreement has been delivered by the Parties hereto.

Date:                                     "Optionee"
      ------------------------


                                          -----------------------------------
                                          Dr. Robert A. Orlando

                                          Address:
                                                   --------------------------
                                          -----------------------------------

                                          Tax Identification Number:
                                                                     ---------

The Corporation hereby agrees to
all the terms of the Agreement.

Biomerica, Inc.


By:
   ---------------------------------
Name:   Zackary Irani
Title:  President